UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

ALLIANCEBERNSTEIN CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2014

Date of reporting period: June 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Concentrated Growth Fund

June 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 15, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Concentrated Growth Fund (the “Fund”), for the annual reporting period ended June 30, 2014. Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

Investment Objective and Policies

The Fund’s investment objective is to earn capital gains. AllianceBernstein L.P. (the “Adviser”) seeks to achieve the Fund’s investment objective of capital gains (i.e., growth in the value of the Fund’s shares) by investing primarily in common stocks of listed U.S. companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. The Fund primarily invests in large-market capitalization companies, which the Adviser defines as companies that have market capitalizations of $5 billion or more (“large-cap”).

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the Internal Revenue Code of 1986, as amended (the “Code”)).

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment mandates to the Fund, although some may have different investment policies and sales and management fees.

All share classes underperformed the benchmark and outperformed the Lipper Average for the four-month period ended June 30, 2014. Advisor Class shares underperformed the benchmark and the Lipper Average for the six- and 12-month periods.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	1

After strong absolute and relative returns in 2013, the Fund saw continued gains in the first half of 2014 but at a more modest pace and returns trailed the market, as measured by the S&P 500 Index. The first half of 2014 saw companies that had greater economic sensitivity outperform steadier growth companies. In addition, value-oriented stocks outperformed growth shares. Both of these trends were headwinds to the Fund’s performance.

Contributors to performance for the six- and 12-month periods were concentrated in the health care sector, and two were involved in takeover offers. For the six-month period, an overweight to the health care sector contributed, while for the 12-month period, and an underweight to the financials sector contributed.

For the six-month period, stock selection in the technology sector detracted, as did an underweight to the energy sector. For the 12-month period, stock selection in the industrials sector detracted, as did an underweight to the energy sector. Detractors were diverse; however, one common theme among the detractors is that they are investing for future growth—something that the Concentrated Growth Team (the “Team”) believes is positive over the long term but has negatively impacted short-term stock performance. The Team is willing to endure the short-term versus long-term tradeoff.

The Fund did not utilize derivatives during the reporting period.

Market Review and Investment Strategy

The Team remains optimistic regarding the U.S. economy. While the U.S. Federal Reserve has continued to pull back on quantitative easing, central banks around the world have provided significant incremental support. With the near-universal rise in global bond prices, equities have continued to look like the more attractive asset class. While price-to-earnings (“P/E”) ratios have increased, they are not far from historical averages. And with employment improving and consumer confidence on the rise, the Team believes this should eventually translate to increased consumer spending.

2	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Non-diversification Risk: The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2014 (unaudited)	NAV Returns
	4 Month*	6 Month	12 Month
AllianceBernstein Concentrated Growth Fund
Class A	5.67%	N/A	N/A

Class C	5.43%	N/A	N/A

Advisor Class Shares†	5.75%	4.11%	23.67%

Class R†	5.59%	N/A	N/A

Class K†	5.67%	N/A	N/A

Class I†	5.75%	N/A	N/A

Class Z†	5.75%	N/A	N/A

S&P 500 Index	6.12%	7.14%	24.61%

Lipper Multi-Cap Growth Funds Average	1.20%	4.58%	26.14%

*    Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

†     Advisor Class, Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

       Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

6/30/04 TO 6/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Concentrated Growth Fund Advisor Class shares (from 6/30/04 to 6/30/14) as compared to the performance of the Fund’s benchmark. Advisor Class shares have a lower expense ratio than Class A, C, K and R shares, which will result in lower performance for these share classes over a 10-year period.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AS OF JUNE 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	5.67%	1.20%

Class C Shares
Since Inception*	5.43%	4.43%

Advisor Class†
1 Year	23.67%	23.67%
5 Years	17.72%	17.72%
10 Years	8.17%	8.17%

Class R†
Since Inception*	5.59%	5.59%

Class K†
Since Inception*	5.67%	5.67%

Class I†
Since Inception*	5.75%	5.75%

Class Z†
Since Inception*	5.75%	5.75%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.70%, 3.47%, 2.45%, 3.06%, 2.75%, 2.42% and 2.32% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.24%, 1.99%, 0.99%, 1.49%, 1.24%, 0.99% and 0.99% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2016. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 2/28/2014.

†	Advisor Class, Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
Since Inception*	1.20%

Class C Shares
Since Inception*	4.43%

Advisor Class†
1 Year	23.67%
5 Years	17.72%
10 Years	8.17%

Class R†
Since Inception*	5.59%

Class K†
Since Inception*	5.67%

Class I†
Since Inception*	5.75%

Class Z†
Since Inception*	5.75%

*	Inception date: 2/28/2014.

†	Advisor Class, Class R, K, I and Z shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*		Annualized Expense Ratio*
Class A
Actual	$1,000	$1,056.70	$4.31	***	1.24	%***
Hypothetical**	$1,000	$1,012.66	$4.22	***	1.24	%***
Class C
Actual	$1,000	$1,054.30	$6.89	***	1.99	%***
Hypothetical**	$1,000	$1,010.14	$6.74	***	1.99	%***
Advisor Class
Actual	$1,000	$1,041.10	$5.36		1.06%
Hypothetical**	$1,000	$1,019.54	$5.31		1.06%
Class R
Actual	$1,000	$1,055.90	$5.16	***	1.49	%***
Hypothetical**	$1,000	$1,011.83	$5.05	***	1.49	%***
Class K
Actual	$1,000	$1,056.70	$4.31	***	1.24	%***
Hypothetical**	$1,000	$1,012.66	$4.22	***	1.24	%***
Class I
Actual	$1,000	$1,057.50	$3.43	***	0.99	%***
Hypothetical**	$1,000	$1,013.51	$3.36	***	0.99	%***
Class Z
Actual	$1,000	$1,057.50	$3.43	***	0.99	%***
Hypothetical**	$1,000	$1,013.51	$3.36	***	0.99	%***

8	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Expense Example

EXPENSE EXAMPLE

(continued from previous page)

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

***	Actual expenses paid are based on the period from February 28, 2014 (commencement of operations) and are equal to the Class’s annualized expense ratio, multiplied by 123/365 (to reflect the since inception period). Hypothetical expenses are equal to the Class’s annualized ratio, multiplied by the average account value of the period, multiplied by 181/365 (to reflect the one-half year period).

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	9

Expense Example

PORTFOLIO SUMMARY

June 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $63.1

TEN LARGEST HOLDINGS†

June 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
VF Corp.	$4,427,325	7.0%
Ecolab, Inc.	4,167,456	6.6
Sensata Technologies Holding NV	3,978,639	6.3
Celgene Corp.	3,893,799	6.2
Precision Castparts Corp.	3,870,554	6.1
Ralph Lauren Corp.	3,754,522	5.9
Amphenol Corp.	3,720,169	5.9
MasterCard, Inc.	3,695,541	5.9
Yum! Brands, Inc.	3,085,194	4.9
Verisk Analytics, Inc.	3,033,411	4.8
	$37,626,610	59.6%

*	All data are as of June 30, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Information Technology – 23.4%
Electronic Equipment, Instruments & Components – 5.9%
Amphenol Corp. – Class A	38,615	$3,720,169

IT Services – 10.6%
Accenture PLC – Class A	36,840	2,978,146
MasterCard, Inc. – Class A	50,300	3,695,541

		6,673,687

Software – 2.6%
ANSYS, Inc.(a)	21,800	1,652,876

Technology Hardware, Storage & Peripherals – 4.3%
Apple, Inc.	29,155	2,709,374

		14,756,106

Industrials – 21.1%
Aerospace & Defense – 6.1%
Precision Castparts Corp.	15,335	3,870,554

Electrical Equipment – 10.2%
AMETEK, Inc.	47,030	2,458,728
Sensata Technologies Holding NV(a)	85,050	3,978,639

		6,437,367

Professional Services – 4.8%
Verisk Analytics, Inc. – Class A(a)	50,540	3,033,411

		13,341,332

Health Care – 18.7%
Biotechnology – 9.2%
Celgene Corp.(a)	45,340	3,893,799
Quintiles Transnational Holdings, Inc.(a)	36,000	1,918,440

		5,812,239

Health Care Equipment & Supplies – 4.8%
Covidien PLC	33,300	3,002,994

Pharmaceuticals – 4.7%
Zoetis, Inc.	93,000	3,001,110

		11,816,343

Consumer Discretionary – 17.9%
Hotels, Restaurants & Leisure – 4.9%
Yum! Brands, Inc.	37,995	3,085,194

Textiles, Apparel & Luxury Goods – 13.0%
Ralph Lauren Corp.	23,365	3,754,522
VF Corp.	70,275	4,427,325

		8,181,847

		11,267,041

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 9.7%
Chemicals – 9.7%
Ecolab, Inc.	37,430	$4,167,456
Praxair, Inc.	14,750	1,959,390

		6,126,846

Financials – 4.8%
Capital Markets – 4.8%
Charles Schwab Corp. (The)	111,800	3,010,774

Consumer Staples – 2.5%
Household Products – 2.5%
Procter & Gamble Co. (The)	20,050	1,575,730

Total Common Stocks (cost $52,189,119)		61,894,172

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(b) (cost $1,205,363)	1,205,363	1,205,363

Total Investments – 100.0% (cost $53,394,482)		63,099,535
Other assets less liabilities – 0.0%		8,346

Net Assets – 100.0%		$63,107,881

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

See notes to financial statements.

12	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $52,189,119)	$61,894,172
Affiliated issuers (cost $1,205,363)	1,205,363
Cash	5,458
Receivable for shares of beneficial interest sold	99,308
Dividends and interest receivable	26,136
Other assets	7,578

Total assets	63,238,015

Liabilities
Advisory fee payable	40,490
Audit fee payable	28,787
Legal fee payable	19,499
Registration fee payable	13,200
Custody fee payable	10,876
Payable for investment securities purchased	5,457
Transfer Agent fee payable	3,184
Payable for shares of capital stock redeemed	1,140
Distribution fee payable	46
Accrued expenses	7,455

Total liabilities	130,134

Net Assets	$63,107,881

Composition of Net Assets
Capital stock, at par	$240
Additional paid-in capital	51,991,182
Accumulated net realized gain on investment transactions	1,411,406
Net unrealized appreciation on investments	9,705,053

$63,107,881

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$55,963	2,131	$26.26	*

C	$46,590	1,778	$26.20

Advisor	$36,629,903	1,393,949	$26.28

R	$10,561	402.54	$26.24

K	$10,570	402.54	$26.26

I	$26,343,715	1,002,406	$26.28

Z	$10,579	402.54	$26.28

*	The maximum offering price per share for Class A shares was $27.43 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2014*			Year Ended December 31, 2013
Investment Income
Interest	$	– 0	–	$41
Dividends
Unaffiliated issuers		160,775		233,895
Affiliated issuers		437		– 0	–

Total income		161,212		233,936

Expenses
Advisory fee (see Note B)		170,940		213,706
Distribution fee—Class A		24		– 0	–
Distribution fee—Class C		58		– 0	–
Distribution fee—Class R		17		– 0	–
Distribution fee—Class K		8		– 0	–
Transfer agency—Class A		15		– 0	–
Transfer agency—Class C		21		– 0	–
Transfer agency—Advisor Class		17,261		30,245
Transfer agency—Class R		2		– 0	–
Transfer agency—Class K		2		– 0	–
Transfer agency—Class I		702		– 0	–
Transfer agency—Class Z		1		– 0	–
Custodian		43,557		82,795
Administrative		39,474		– 0	–
Registration fees		34,880		17,803
Audit		28,722		17,375
Legal		21,600		15,155
Printing		6,830		9,224
Trustees’ fees		2,356		4,196
Miscellaneous		8,813		16,917

Total expenses		375,283		407,416
Less: expenses waived and reimbursed by the Adviser (see Note B)		(196,496)		(144,195)

Net expenses		178,787		263,221

Net investment loss		(17,575)		(29,285)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		1,677,029		2,394,912
Net change in unrealized appreciation/depreciation of investments		1,117,374		4,287,253

Net gain on investment transactions		2,794,403		6,682,165

Net Increase in Net Assets from Operations		$2,776,828		$6,652,880

*	W.P. Stewart & Co. Growth Fund’s (the “Predecessor Fund”) fiscal year end was December 31 and the Fund’s fiscal year end is June 30.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014*	Year Ended December 31, 2013		Year Ended December 31, 2012
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(17,575)	$(29,285)		$(56,615)
Net realized gain on investment transactions	1,677,029	2,394,912		1,421,185
Net change in unrealized appreciation/depreciation of investments	1,117,374	4,287,253		1,186,364

Net increase in net assets from operations	2,776,828	6,652,880		2,550,934
Distributions to Shareholders from
Net realized gain on investment transactions
Advisor Class	(530,359)	– 0	–	– 0	–
Capital Stock transactions
Net increase (decrease)	35,691,068	84,245		(674,872)

Total increase	37,937,537	6,737,125		1,876,062
Net Assets
Beginning of period	25,170,344	18,433,219		16,557,157

End of period (including accumulated net investment loss of $0, $0 and $0, respectively)	$63,107,881	$25,170,344		$18,433,219

*	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30.

See notes to financial statements.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Select US Long/Short Portfolio and AllianceBernstein Concentrated Growth Portfolio (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014 following the reorganization of the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) into the Advisor Class shares of this fund. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Concentrated Growth Fund (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares are not currently offered. As of June 30, 2014 AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

16	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Notes to Financial Statements

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by the Predecessor Fund Board of Trustees and shareholders, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund as of the close of business on February 28, 2014 (the “Reorganization”). As part of the Reorganization, shareholders of the Predecessor Fund received Advisor Class shares of the Fund, in an amount equal to the aggregate net asset value of his or her investment in the Predecessor Fund as of February 28, 2014. The event was a tax-free event to shareholders. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class financial highlights reflect the financial information of the Predecessor Fund through February 28, 2014.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	17

Notes to Financial Statements

other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an

18	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Notes to Financial Statements

investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2014:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$61,894,172		$	– 0	–	$	– 0	–	$61,894,172
Short-Term Investments	1,205,363			– 0	–		– 0	–	1,205,363

Total Investments in Securities	63,099,535			– 0	–		– 0	–	63,099,535
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$63,099,535		$	– 0	–	$	– 0	–	$63,099,535

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	19

Notes to Financial Statements

activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

20	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Redemption Fees

Prior to the Reorganization, the Predecessor Fund imposed a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 60 days of purchase. For the period from January 1, 2014 through February 28, 2014, there were no redemption fees imposed. For the years ended December 31, 2013 and December 31, 2012, the Predecessor Fund received $1 and $9 in redemption fees, respectively.

9. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30. Accordingly, the statement of operations, statement of changes in net assets and the Advisor Class financial highlights reflect the six months from January 1, 2014 to June 30, 2014. The financial highlights for Class A, Class C, Class R, Class K, Class I and Class Z reflect the period from February 28, 2014 (commencement of operations) to June 30, 2014.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive .20% of the management fee until March 1, 2016 so that the net management fee is currently .80% of the fund’s average daily net assets. The fee is accrued daily and paid monthly. The

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	21

Notes to Financial Statements

Adviser has also agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until March 1, 2016 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. Prior to February 28, 2014, the Predecessor Fund’s adviser, WPS Advisors, Inc., agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.23% of daily net assets. For the six months ended June 30, 2014 and year ended December 31, 2013, such waiver/reimbursement amounted to $157,022 and $144,195, respectively.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months June 30, 2014, the Adviser voluntarily agreed to waive such fees in the amount of $39,474.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization, UMB Fund Services, Inc. was the Transfer Agent. Such compensation retained by ABIS amounted to $4,321 for the six months ended June 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $60 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended June 30, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2014 is as follows:

Market Value December 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)	Dividend Income (000)
$ – 0 –	$35,297	$34,092	$1,205	$	– 0	–(a)

(a)	Amount is less than $500.

22	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended June 30, 2014 amounted to $9,027, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $224, $-0- and $-0- for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Prior to the Reorganization, IMST Distributors, LLC was the Distributor. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$39,834,421		$5,789,035
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$53,459,947

Gross unrealized appreciation	$9,729,568
Gross unrealized depreciation	(89,980)

Net unrealized appreciation	$9,639,588

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	23

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended June 30, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares					Amount
	Six Months Ended June 30, 2014(a)	Year Ended December 31, 2013		Year Ended December 31, 2012		Six Months Ended June 30, 2014(a)	Year Ended December 31, 2013			Year Ended December 31, 2012

Class A(b)
Shares sold	2,131	– 0	–	– 0	–	$53,848	$	– 0	–	$	– 0	–

Net increase	2,131	– 0	–	– 0	–	$53,848	$	– 0	–	$	– 0	–

Class C(b)
Shares sold	1,778	– 0	–	– 0	–	$45,003	$	– 0	–	$	– 0	–

Net increase	1,778	– 0	–	– 0	–	$45,003	$	– 0	–	$	– 0	–

Advisor Class
Shares sold	457,344	127,846		167,456		$11,567,152		$2,908,271			$3,050,743

Shares issued in reinvestment of distributions	20,856	– 0	–	– 0	–	514,729		– 0	–		– 0	–

Shares redeemed	(59,929)	(127,117)		(207,116)		(1,529,676)		(2,824,026)			(3,725,615)

Net increase (decrease)	418,271	729		(39,660)		$10,552,205		$84,245			$(674,872)

Class R(b)
Shares sold	403	– 0	–	– 0	–	$10,003	$	– 0	–	$	– 0	–

Net increase	403	– 0	–	– 0	–	$10,003	$	– 0	–	$	– 0	–

24	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Notes to Financial Statements

	Shares					Amount
	Six Months Ended June 30, 2014(a)	Year Ended December 31, 2013		Year Ended December 31, 2012		Six Months Ended June 30, 2014(a)	Year Ended December 31, 2013			Year Ended December 31, 2012

Class K(b)
Shares sold	403	– 0	–	– 0	–	$10,003	$	– 0	–	$	– 0	–

Net increase	403	– 0	–	– 0	–	$10,003	$	– 0	–	$	– 0	–

Class I(b)
Shares sold	1,002,406	– 0	–	– 0	–	$25,010,003	$	– 0	–	$	– 0	–

Net increase	1,002,406	– 0	–	– 0	–	$25,010,003	$	– 0	–	$	– 0	–

Class Z(b)
Shares sold	403	– 0	–	– 0	–	$10,003	$	– 0	–	$	– 0	–

Net increase	403	– 0	–	– 0	–	$10,003	$	– 0	–	$	– 0	–

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30.
(b)	Commenced distribution on February 28, 2014.

NOTE F

Risks Involved in Investing in the Fund

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund was included as a part of the Facility on July 10, 2014, at which time the Facility was increased to $280 million.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended June 30, 2014 were as follows:

2014
Distributions paid from:
Long-term capital gains	$530,359

Total taxable distributions paid	$530,359

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	25

Notes to Financial Statements

There were no distributions paid by the Predecessor Fund during the fiscal years ended December 31, 2013 and December 31, 2012.

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$791,719
Undistributed capital gains	685,152
Unrealized appreciation/(depreciation)	9,639,588	(a)

Total accumulated earnings/(deficit)	$11,116,459

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2014, the Fund did not have any capital loss carryforwards.

During the current fiscal period, permanent differences primarily due to the utilization of a net operating loss to offset capital gains and merger adjustments for tax purposes resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Merger and Reorganization

At a meeting held on November 11, 2013, the Board, on behalf of the Fund, and the Board of Trustees of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund. The acquisition was completed at the close of business February 28, 2014.

Predecessor Fund*/The Fund	Exchanged shares of Fund issued	Value of exchanged shares	Predecessor Fund’s shares outstanding as of February 28, 2014
W.P. Stewart & Co. Growth Fund/ AllianceBernstein Concentrated Growth Fund	992,399	$24,658,202	992,399

*	Represents the accounting survivor.

26	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Notes to Financial Statements

Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

Predecessor Fund*/The Fund	The Fund’s aggregate net assets before the Reorganization	The Predecessor Fund’s aggregate net assets before the Reorganization	The Predecessor Fund’s unrealized appreciation	The Fund’s aggregate net assets immediately after the Reorganization
W.P. Stewart & Co. Growth Fund/ AllianceBernstein Concentrated Growth Fund	– 0 –	$24,658,202	$8,018,218	$24,658,202

*	Represents the accounting survivor.

NOTE J

Stock Split

The Predecessor Fund had a 10 for 1 stock split with ex and payable dates of May 2, 2011, to shareholders of record as of April 29, 2011. This resulted in an increase in shares outstanding from 106,689 to 1,066,895 and a decrease in net asset value from $167.21 to $16.72.

NOTE K

Change of Independent Registered Public Accounting Firm

On February 5, 2014, Ernst & Young LLP (“EY”) was selected as the Fund’s independent registered public accounting firm for the 2014 fiscal year. A majority of the Fund’s Board of Directors, including a majority of the Independent Directors, approved the appointment of EY. The predecessor independent registered public accounting firm’s reports on the Fund’s financial statements for each of the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods and through February 28, 2014, there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)
Net realized and unrealized gain on investment transactions	1.42

Net increase in net asset value from operations	1.41

Net asset value, end of period	$ 26.26

Total Return
Total investment return based on net asset value(d)	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.24%
Expenses, before waivers/reimbursements^	2.58%
Net investment income (loss)(c)^	(.20)%
Portfolio turnover rate	17%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
February 28, 2014(a) to June 30, 2014
Net asset value, beginning of period	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.05)
Net realized and unrealized gain on investment transactions	1.40

Net increase in net asset value from operations	1.35

Net asset value, end of period	$ 26.20

Total Return
Total investment return based on net asset value(d)	5.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.99%
Expenses, before waivers/reimbursements^	3.54%
Net investment income (loss)(c)^	(.93)%
Portfolio turnover rate	17%

See footnote summary on page 34.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended June 30, 2014(e)	Year Ended December 31,
2013	2012	2011	2010	2009(f)

Net asset value, beginning of period	$ 25.80	$ 18.91	$ 16.32	$ 16.19	(g)	$ 14.41	(g)	$ 10.86	(g)

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	(.03)	(.06)	(.07)	(.05)	.03
Net realized and unrealized gain on investment transactions	1.04	6.92	2.65	.20	1.87	3.52

Net increase in net asset value from operations	1.03	6.89	2.59	.13	1.82	3.55

Less: Distributions
Distributions from net realized gain on investment transactions	(.55)	– 0	–	– 0	–	– 0	–	(.04)	– 0	–
Redemption fees	– 0	–	.00	(h)	.00	(h)	.00	(h)	.00	(h)	.00	(h)

Net asset value, end of period	$ 26.28	$ 25.80	$ 18.91	$ 16.32	$ 16.19	$ 14.41

Total Return
Total investment return based on net asset value(d)	4.11%	36.44%	15.87%	.82%	12.61%	32.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,630	$25,170	$18,433	$16,557	$18,401	$22,132
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06	%^	1.23%	1.23%	1.32%	1.49%	1.49%
Expenses, before waivers/reimbursements	2.26	%^	1.90%	1.93%	2.01%	1.94%	2.64%
Net investment income (loss)(c)	(.06	)%^	(.14)%	(.30)%	(.42)%	(.37)%	.15%
Portfolio turnover rate	17%	42%	34%	37%	27%	41%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.03)
Net realized and unrealized gain on investment transactions	1.42

Net increase in net asset value from operations	1.39

Net asset value, end of period	$ 26.24

Total Return
Total investment return based on net asset value(d)	5.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.49%
Expenses, before waivers/reimbursements^	2.79%
Net investment income (loss)(c)^	(.41)%
Portfolio turnover rate	17%

See footnote summary on page 34.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)
Net realized and unrealized gain on investment transactions	1.42

Net increase in net asset value from operations	1.41

Net asset value, end of period	$ 26.26

Total Return
Total investment return based on net asset value(d)	5.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	1.24%
Expenses, before waivers/reimbursements^	2.58%
Net investment income (loss)(c)^	(.15)%
Portfolio turnover rate	17%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 24.85

Income From Investment Operations
Net investment income (loss)(b)(c)	(.02)
Net realized and unrealized gain on investment transactions	1.45

Net increase in net asset value from operations	1.43

Net asset value, end of period	$ 26.28

Total Return
Total investment return based on net asset value(d)	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 26,344
Ratio to average net assets of:
Expenses, net of waivers/reimbursements^	.99%
Expenses, before waivers/reimbursements^	1.95%
Net investment income (loss)(c)^	(.27)%
Portfolio turnover rate	17%

See footnote summary on page 34.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
February 28, 2014(a) to June 30, 2014

Net asset value, beginning of period	$ 24.85

Income From Investment Operations
Net investment income(b)(c)	.01
Net realized and unrealized gain on investment transactions	1.42

Net increase in net asset value from operations	1.43

Net asset value, end of period	$ 26.28

Total Return
Total investment return based on net asset value(d)	5.75%
Ratios/Supplemental Data
Net assets, end of period (000’‘s omitted)	$11
Ratio to average net assets of:
Expenses, net of waivers^	.99%
Expenses, before waivers^	2.25%
Net investment income(c)^	.09%
Portfolio turnover rate	17%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is June 30.

(f)	After the close of business on November 30, 2009, holders of the W.P. Stewart & Co. Growth Fund, Inc. became owners of an equal number of full and fractional shares of the W.P. Stewart & Co. Growth Fund. These shares were first offered on December 1, 2009. Additionally, the accounting and performance history of the W.P. Stewart & Co. Growth Fund, Inc. was redesignated as that of the W.P. Stewart & Co. Growth Fund.

(g)	The Predecessor Fund had a 10-1 stock split with ex and payable dates of May 2, 2011 (See Note J). The per share table has been adjusted for the earlier periods presented to reflect the stock split.

(h)	Amount is less than $.005.

^	Annualized.

See ntoes to financial statements.

34	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Concentrated Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Concentrated Growth Fund (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc. (the “Fund”)), as of June 30, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 1, 2014 to June 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of operations for the year ended December 31, 2013, the statements of changes in net assets for the years ended December 31, 2012 and December 31, 2013, and the financial highlights for each of the periods presented prior to January 1, 2014 were audited by other auditors whose report dated February 28, 2014 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Concentrated Growth Fund (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) at June 30, 2014, and the results of its operations, changes in its net assets and the financial highlights for the period January 1, 2014 to June 30, 2014, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2014

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	35

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended June 30, 2014.

For such taxable period ended June 30, 2014, the Fund designates $99,751 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

36	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Federal Tax Information

BOARD OF DIRECTORS
Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James Tierney(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036
Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004
Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s Portfolio are made by Mr. James Tierney.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	37

Board of Directors

MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2013)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., ## 72 (2013)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

38	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, ## 72 (2013)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

Michael J. Downey, ## 70 (2013)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committees of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund (registered investment company) since prior to 2009 until 2013

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	39

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr., ## 81 (2013)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committees of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

D. James Guzy, ## 78 (2013)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

40	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, ## 66 (2013)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2013)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

Earl D. Weiner, ## 75 (2013)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the Funds from 2007 until August 2014.	103	None

42	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the funds in the AllianceBernstein Fund Complex and Chief Compliance Officer until December 31, 2013 of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

James Tierney, 47	Vice President

Senior Vice President and Portfolio

Manager of the Adviser, with which he has been associated since December 2013. Prior thereto, he was Chief Investment Officer of W.P. Stewart and Co. Ltd. (“WPS”) (2010-2013) and Portfolio Manager/Analyst and Senior Vice President of WPS (2000-2010).

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

Phyllis J. Clarke, 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	43

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Concentrated Growth Fund (the “Portfolio”) for an initial two-year period at a meeting held on November 5-7, 2013.

Prior to approval of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee in the Advisory Agreement. The directors also discussed the proposed approval in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, including the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment

44	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the AllianceBernstein Funds. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser, as well as personnel experienced in the Portfolio’s specific investment style who would join the portfolio management team upon commencement of the Portfolio’s operations as discussed below under “Investment Results.” The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements will require the directors’ approval on a quarterly basis and, to the extent requested and paid, will result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Portfolio under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Portfolio had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Portfolio. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Portfolio and that the Portfolio was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Portfolio, including, but not limited, to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees to be paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions to be paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	45

Investment Results

Since the Portfolio had not yet commenced operations and there were no existing AllianceBernstein funds with the same investment style as the Portfolio, no performance or other historical information for the Portfolio was available from the Adviser. However, it was proposed that the Portfolio would receive the assets of W.P. Stewart & Co. Growth Fund, a series of Investment Managers Series Trust (the “WPS Fund”), in connection with the acquisition by the Adviser of the WPS Fund’s investment adviser. The Portfolio would not commence operations until it received the assets of the WPS Fund (the “Reorganization”) and the portfolio management team of the WPS Fund would continue to manage the assets of the Portfolio. The Adviser provided the directors with the performance returns of the WPS Fund for the 1-, 3-, 5- and 10-year periods ended August 31, 2013 and for the period since inception (February 1994 inception) as compared with the Standard & Poor’s 500 Index. The Fund’s Senior Officer calculated the net performance returns of the WPS Fund (adjusted to reflect the Portfolio’s 12b-1 fee of 0.30%) for the same periods. On a net performance basis, the WPS Fund outperformed the Index in the 3- and 5-year periods, matched it in the 10-year period and lagged it in the 1-year period and in the period since inception. Based on this information, together with the Adviser’s written and oral presentations regarding the management of the Portfolio and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality portfolio management services to the Portfolio.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Portfolio and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a hypothetical common asset level of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The information reviewed by the directors showed that, at the Portfolio’s hypothetical size of $250 million, its proposed contractual advisory fee rate of 100 basis points was higher than the Lipper expense group median of 83 basis points. The directors discussed with the Adviser, consistent with a recommendation of the Senior Officer, whether a reduction in the proposed fee rate would be appropriate. The Adviser informed the directors that 4 of the 13 funds other than the Portfolio in the Lipper expense group had fees equal to or greater than the proposed fee at the same asset level. The Adviser also informed the directors that the funds in the Lipper expense group were generally not as highly concentrated as the Portfolio was expected to be, noting that a group of more concentrated multi-cap growth funds had an advisory fee median equal to the proposed fee. The directors recognized that the proposed advisory fee was the

46	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

same as the fee for the WPS Fund, although the full amount had not been paid due to expense reimbursements. The directors also noted that the WPS Fund obtained administrative and accounting services from third parties and thus did not reimburse its adviser for those costs.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the Adviser had not finalized the advisory fee it planned to charge its institutional clients for a similar style and that, in any event, the Adviser may agree to fee rates with large institutional clients that are lower than those on its schedule.

The directors also recognized that comparisons of fees charged to institutional clients and to funds such as the Portfolio are inapt in light of the substantial differences in services rendered by the Adviser to such clients and did not place significant weight on them in their deliberations.

The directors took into account that WPS Fund’s adviser currently managed separate advisory accounts with the concentrated strategy for a fee of 1.20% with no breakpoints. (The Adviser had not determined whether to maintain this fee schedule.) They also took into account that the Adviser’s plan to establish a UCITS fund with the concentrated strategy that would have a management fee covering both investment advisory and distribution costs of 1.80% for Class A shares, for which the distribution costs were normally approximately 0.80%.

On March 12, 2014 the Adviser informed the directors of its decision to waive 0.20% of the Portfolio’s 1.00% advisory fee, so that the Portfolio’s net advisory fee would be 0.80% for a two year period effective March 1, 2014 through March 1, 2016.

The directors also considered the estimated total expense ratio of the Class A shares of the Portfolio assuming $250 million in assets under management in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. Because of the small number of funds in the Lipper category for the Portfolio, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment classification/objective. Lipper also expanded the Expense Universe for the Portfolio pursuant to Lipper’s standard guidelines.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	47

The directors also considered the proposed one year expense limitation of 1.53% for the Class A shares of the Portfolio. The Adviser informed the directors that shareholders of the WPS Fund would receive Advisor Class shares of the Portfolio in connection with the Reorganization and that the corresponding cap for Advisor Class shares matches the current expense cap for the WPS Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded that the proposed advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors recognized that the Adviser’s total compensation from the Portfolio pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Portfolio and the extent to which the Adviser requests reimbursements pursuant to this provision.

The information reviewed by the directors showed that the Portfolio’s anticipated expense ratio of 153 basis points under the expense limitation agreement was higher than the Expense Group median of 125 basis points and the Expense Universe median of 130 basis points.

The Adviser explained that maintaining the same expense structure for the Portfolio as the WPS Fund would be a factor in determining whether the Portfolio would be deemed a successor to the WPS Fund for accounting purposes. As a result of this discussion, the directors concluded that, under the particular circumstances of the Portfolio, the proposed fee rate and the anticipated expense ratio, taking into account the one-year expense limitation, were acceptable. The directors determined to monitor the Portfolio’s growth and consider periodically whether the addition of breakpoints to the fee schedule would be appropriate.

On March 12, 2014 the Adviser informed the directors of its decision to reduce the expense cap for the Portfolio from 1.53% to 1.24% for Class A Shares (and corresponding caps for the other classes) for a two year period, effective March 1, 2014 through March 1, 2016.

48	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Portfolio does not contain breakpoints, and that they had discussed their strong preference, and that of the Senior Officer, for breakpoints in advisory contracts with the Adviser. They considered the Adviser’s position that the proposed fee was the same as the fee for the WPS Fund, and that it did not have sufficient information to determine the asset levels at which economies of scale may arise for the Portfolio. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	49

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Concentrated Growth Fund (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement.

The Portfolio’s investment objective is to earn capital gains. The Portfolio invests primarily in common stocks of listed U.S. companies with large market capitalizations of $5 billion or more. The Portfolio invests in a relatively small number of individual stocks, and is not a diversified investment company as defined in the 40 Act. The Adviser proposed the S&P 500 Index to be the primary benchmark for the Portfolio. The Adviser expects Lipper, Inc. (“Lipper”) to place the Portfolio in its Multi-Cap Growth category and Morningstar to place the Portfolio in its Large-Cap Growth category.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

50	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee
Concentrated Growth Fund	1.00% of average daily net assets

In addition to paying the advisory fee, the Investment Advisory Agreement provides for the Adviser to be reimbursed for providing administrative and accounting services.

The Portfolio’s Expense Limitation Agreement calls for the Adviser to establish expense caps, set forth below, for a one year period after the Portfolio commences operations. Under the Expense Limitation Agreement, the Adviser may be able to recoup all or a portion of the Portfolio’s offering expenses within a three year period after the Portfolio commences operations to the extent that the reimbursements do not cause the expense ratios of the Portfolio’s share classes to exceed their expense caps and that the aggregate reimbursements do not exceed the offering expenses.4

3	Jones v. Harris at 1427.

4	Offering expenses consist principally of the legal, accounting and federal and states securities registration fees paid by the Portfolio.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	51

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio[5]	Fiscal Year End
Concentrated Growth Fund	Advisor	1.23%	1.40%	June 30
	Class A	1.53%	1.70%
	Class C	2.23%	2.40%
	Class R	1.73%	1.90%
	Class K	1.48%	1.65%
	Class I	1.23%	1.40%
	Class Z	1.23%	1.40%
	Class 1	1.33%	1.50%
	Class 2	1.23%	1.40%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although the Adviser will be reimbursed for providing such services. Managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

5	The Portfolio’s estimated gross expense ratios are based on an initial estimate of the Portfolio’s net assets at $250 million.

52	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 However, the Adviser has indicated that is has not finalized the investment advisory fee it planned to charge its institutional clients when a U.S. Concentrated Growth service becomes available for institutional clients.

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser intends on launching a new Luxembourg fund that will have a substantially similar investment style as Concentrated Growth Fund. The investment advisory fee contemplated for the new Luxembourg fund is set forth in the table below:

Portfolio	Luxembourg Fund	Fee[7]
Concentrated Growth Fund[8]	AB Concentrated Growth – US
	Class A	1.80%
	Class I (Institutional)	1.00%

The Adviser has represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The distribution cost for the Class A shares of a Luxembourg fund managed by the Adviser is generally 0.80%.

8	WPS Advisors, Inc. currently manages a USD$540 million Luxembourg fund, W.P. Stewart Holdings Fund, which is more concentrated than Concentrated Growth Fund and borrows to create leverage exposure at certain times. The investment advisory fee charged to W.P. Stewart Holdings Fund is 0.30% plus a performance fee equal to 10% of increase in NAV from the previous year.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	53

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at an initial asset level of $250 million, to the median of the Portfolio’s Lipper Expense Group (“EG”)10 and the Portfolio’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. The original EG Portfolio had an insufficient number of peers. Consequently, Lipper expanded these Portfolio’s EGs to include peers that have a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Concentrated Growth Fund[13]	1.000	0.834	10/14

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

13	The Portfolio’s EG consists of the Portfolio, four other Multi-Cap Growth Funds (“MLGE”) and nine Large Cap Growth Funds (“LCGE”). The EG was limited to only funds with a top 10 holding concentration of 40% or greater.

54	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

Since Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, that Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.14 The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Concentrated Growth Fund[16]	1.530	1.249	13/14	1.290	25/33

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio has not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolio.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Projected total expense ratio information pertains to the Portfolio’s Class A shares.

16	The Portfolio’s EU consists of the Portfolio, the EG and all other MLGE and LCGE funds with a top 10 holdings concentration of 40% or greater.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	55

common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide brokerage, transfer agent and distribution related services to the Portfolio and will receive brokerage commissions, transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser will disclose in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

56	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

In February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history.

CONCLUSION:

The Senior Officer recommended that the Directors consider asking the Adviser to consider reducing the proposed advisory fee for the Portfolio, address the Portfolio’s high total expenses and add breakpoints to the Portfolio’s advisory fee schedule.20 This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	On March 12, 2014, the Adviser advised the Board of Directors, it would waive 20 basis points of its investment advisory fee for two years, from March 1, 2014 until March 1, 2016. Consequently, the investment advisory fee will be 80 basis points for the initial two year period.

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	57

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

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Discovery Value Fund

Equity Income Fund

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Value Fund

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California Portfolio

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New Jersey Portfolio

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Ohio Portfolio

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Fixed Income (continued)

Taxable

Bond Inflation Strategy

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Select US Long/Short Portfolio

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Closed-End Funds

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AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

58	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

ALLIANCEBERNSTEIN CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CG-0151-0614

ANNUAL REPORT

AllianceBernstein International Discovery Equity Portfolio

June 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the
Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your
AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at
www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”)
website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the
Commission’s Public Reference Room in Washington, DC; information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 14, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Discovery Equity Portfolio (the “Fund”), for the annual reporting period ended June 30, 2014.

At a meeting held on August 6, 2014, the Board of Directors of AllianceBernstein Cap Fund, Inc. approved the liquidation and dissolution of the Fund. The Fund has suspended sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after October 10, 2014.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in a diversified portfolio of equity securities of small- and mid-capitalization non-U.S. companies. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., (the “Adviser”)) in securities of non-U.S. companies. The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

The Fund may invest in securities issued by non-U.S. companies in any industry sector and country. The Adviser employs a “bottom-up” investment process that focuses on a company’s prospective earnings growth, valuation and quality of management. The Fund does not target particular country or sector weightings. The percentage of the Fund’s assets invested in securities of companies in a particular country or industry sector (or denominated in a particular currency) varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company, regardless of general business conditions or movements of the market as a whole. The Fund invests in both developed and emerging market countries and, at times, may invest significantly in emerging markets.

The Fund may invest in any company and in any type of equity security, listed or unlisted, with the potential for capital appreciation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities.

The Fund may invest in established companies and also in new and less-seasoned companies. The Fund’s investments in companies with smaller capitalizations may offer more reward but may also entail greater risk than is generally true of larger, more established companies.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	1

securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from the Fund’s securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex-U.S. Small and Mid-Cap (“SMID”) (unhedged, net) for the six- and 12-month periods ended June 30, 2014.

For the 12-month period, all share classes of the Fund had positive absolute performance but trailed the benchmark, as both sector and security selection detracted from performance. Detracting from returns was an overweight position in the consumer discretionary and consumer staples sectors and security selection in the health care sector. From a sector point of view, an overweight position in health care contributed the most to performance. At the stock level, security selection in consumer discretionary and technology contributed the most to performance.

For the six-month period, all share classes of the Fund had positive absolute performance but trailed the benchmark. Both sector and security selection attributed to the underperformance. Detracting from the returns was an overweight position in the consumer discretionary and security selection in energy and health care sectors. From a sector point of view, the Fund’s overweight position in the health care sector contributed the most to performance. At the stock level, security selection in the consumer discretionary and industrials sectors contributed the most to performance.

2	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

The Fund did not utilize derivatives during either the six- or 12-month periods.

Market Review and Investment Strategy

Global markets continued to surge with very strong returns in both the six- and 12-month periods ended June 30, 2014. More recently the Fund’s management team (the “Team”) has seen the market leader-

ship reverse from developed markets to emerging markets, which helped the Fund, given its large overweight in emerging markets. Fund performance came under pressure during the reporting period as momentum stocks retreated, despite not exhibiting fundamental deterioration. During the second quarter, the Fund’s quality bias hurt relative performance as there was a surge in value and low quality stocks during the quarter.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI ACWI ex-U.S. SMID (unhedged, net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI ex-U.S. SMID (unhedged, net) consists of securities across global markets excluding the U.S., including emerging markets and represents the small- and mid-capitalization of each market. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein International Discovery Equity Portfolio
Class A	4.56%	19.01%

Class C	4.16%	18.08%

Advisor Class†	4.60%	19.29%

Class R†	4.49%	18.76%

Class K†	4.57%	18.98%

Class I†	4.65%	19.32%

MSCI ACWI ex-U.S. SMID (unhedged, net)	6.94%	23.94%

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 10/26/10* TO 6/30/14

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Discovery Equity Portfolio (from 10/26/10* to 6/30/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 10/26/2010.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	19.01%	13.91%
Since Inception*	7.75%	6.49%

Class C Shares
1 Year	18.08%	17.08%
Since Inception*	7.01%	7.01%

Advisor Class Shares†
1 Year	19.29%	19.29%
Since Inception*	8.06%	8.06%

Class R Shares†
1 Year	18.76%	18.76%
Since Inception*	7.53%	7.53%

Class K Shares†
1 Year	18.98%	18.98%
Since Inception*	7.79%	7.79%

Class I Shares†
1 Year	19.32%	19.32%
Since Inception*	8.06%	8.06%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 5.14%, 5.99%, 4.89%, 5.02%, 4.76% and 4.50% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements may not be terminated before November 1, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 10/26/2010.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	13.91%
Since Inception*	6.49%

Class C Shares
1 Year	17.08%
Since Inception*	7.01%

Advisor Class Shares†
1 Year	19.29%
Since Inception*	8.06%

Class R Shares†
1 Year	18.76%
Since Inception*	7.53%

Class K Shares†
1 Year	18.98%
Since Inception*	7.79%

Class I Shares†
1 Year	19.32%
Since Inception*	8.06%

*	Inception date: 10/26/2010.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker- dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,045.60	$7.86	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Class C
Actual	$1,000	$1,041.60	$11.39	2.25%
Hypothetical**	$1,000	$1,013.64	$11.23	2.25%
Advisor Class
Actual	$1,000	$1,046.00	$6.34	1.25%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%
Class R
Actual	$1,000	$1,044.90	$8.87	1.75%
Hypothetical**	$1,000	$1,016.12	$8.75	1.75%
Class K
Actual	$1,000	$1,045.70	$7.61	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Class I
Actual	$1,000	$1,046.50	$6.34	1.25%
Hypothetical**	$1,000	$1,018.60	$6.26	1.25%
*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $16.0

TEN LARGEST HOLDINGS†

June 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Eclat Textile Co., Ltd.	$282,544	1.8%
Kansai Paint Co., Ltd.	234,000	1.5
TAL Education Group (ADR)	231,000	1.4
Kingspan Group PLC	222,562	1.4
Tsuruha Holdings, Inc.	220,733	1.4
Itochu Techno-Solutions Corp.	217,346	1.3
IHI Corp.	209,764	1.3
Nabtesco Corp.	208,031	1.3
Dollarama, Inc.	202,943	1.3
Kalbe Farma Tbk PT	202,632	1.3
	$2,231,555	14.0%

*	All data are as of June 30, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 91.9%
Consumer Discretionary – 26.4%
Auto Components – 3.5%
Halla Visteon Climate Control Corp.	3,850	$174,367
Linamar Corp.	3,210	189,372
TS Tech Co., Ltd.	6,800	198,124

		561,863

Distributors – 1.2%
Inchcape PLC	17,740	192,443

Diversified Consumer Services – 2.2%
G8 Education Ltd.(a)	29,020	125,864
TAL Education Group (ADR)(b)	8,400	231,000

		356,864

Hotels, Restaurants & Leisure – 2.9%
Flight Centre Travel Group Ltd.	3,420	143,311
Jollibee Foods Corp.	28,140	113,478
Merlin Entertainments PLC(b)(c)	32,408	198,669

		455,458

Household Durables – 3.4%
Berkeley Group Holdings PLC	3,760	155,409
Nexity SA	2,740	125,938
Rinnai Corp.	1,500	144,810
Techtronic Industries Co.	38,000	121,816

		547,973

Internet & Catalog Retail – 0.9%
Qunar Cayman Islands Ltd. (ADR)(a)(b)	4,838	138,125

Leisure Products – 0.9%
Merida Industry Co., Ltd.	22,000	145,886

Media – 3.1%
Havas SA	24,640	202,409
Mediaset Espana Comunicacion SA(b)	10,730	125,218
Metropole Television SA	8,260	167,790

		495,417

Multiline Retail – 1.3%
Dollarama, Inc.	2,465	202,943

Specialty Retail – 4.6%
JUMBO SA(b)	12,153	199,028
Matas A/S(a)(b)	5,940	168,526
Mr. Price Group Ltd.	9,560	162,542
Sports Direct International PLC(b)	7,750	93,651
United Arrows Ltd.	2,700	108,853

		732,600

Textiles, Apparel & Luxury Goods – 2.4%
Brunello Cucinelli SpA(a)	4,527	102,770

12	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Eclat Textile Co., Ltd.	23,320	$282,544

		385,314

		4,214,886

Industrials – 17.4%
Building Products – 1.4%
Kingspan Group PLC	13,240	222,562

Commercial Services & Supplies – 1.1%
Loomis AB – Class B	5,790	177,870

Construction & Engineering – 2.5%
China State Construction International Holdings Ltd.	98,000	172,128
Grana y Montero SAA	26,800	95,766
Sino-Thai Engineering & Construction PCL	179,630	126,192

		394,086

Machinery – 8.2%
IHI Corp.	45,000	209,764
KION Group AG	3,010	130,332
Krones AG	1,850	183,275
KUKA AG	2,320	140,293
Melrose Industries PLC	31,083	138,316
Nabtesco Corp.	9,400	208,031
Nachi-Fujikoshi Corp.	26,000	183,296
Pfeiffer Vacuum Technology AG	1,120	123,382

		1,316,689

Professional Services – 0.9%
Applus Services SA(b)	7,240	149,697

Road & Rail – 1.5%
Localiza Rent a Car SA	5,418	89,356
National Express Group PLC	32,836	147,055

		236,411

Trading Companies & Distributors – 1.8%
Barloworld Ltd.	12,870	122,526
Rexel SA	6,900	161,375

		283,901

		2,781,216

Financials – 13.0%
Banks – 1.9%
Bank of Georgia Holdings PLC	4,450	178,951
Liberbank SA(b)	122,094	116,810

		295,761

Capital Markets – 2.2%
3i Group PLC	24,980	171,675
GAM Holding AG(b)	9,300	177,008

		348,683

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Finance – 1.9%
Aeon Thana Sinsap Thailand PCL	29,400	$91,946
Credito Real SAB de CV	40,010	89,589
International Personal Finance PLC	12,910	129,660

		311,195

Diversified Financial Services – 2.1%
Chailease Holding Co., Ltd.	61,900	155,690
Challenger Ltd./Australia	26,470	185,678

		341,368

Insurance – 0.6%
Anadolu Hayat Emeklilik AS	43,860	98,730

Real Estate Investment Trusts (REITs) – 1.3%
Concentradora Fibra Hotelera Mexicana SA de CV	57,870	104,780
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	81,820	102,972

		207,752

Real Estate Management & Development – 3.0%
Countrywide PLC	17,907	157,674
GAGFAH SA(b)	9,180	166,972
Quintain Estates & Development PLC(b)	100,840	152,731

		477,377

		2,080,866

Consumer Staples – 8.8%
Food & Staples Retailing – 4.6%
Clicks Group Ltd.	16,380	97,803
Eurocash SA	5,060	67,071
FamilyMart Co., Ltd.	4,000	172,451
MARR SpA	8,940	166,948
Tsuruha Holdings, Inc.	4,000	220,733

		725,006

Food Products – 2.5%
Calbee, Inc.	5,800	159,846
Mayora Indah Tbk PT	45,833	113,747
Wei Chuan Foods Corp.	85,000	128,379

		401,972

Household Products – 1.0%
Pigeon Corp.	3,100	163,524

Personal Products – 0.7%
Cosmax, Inc.(b)	1,230	115,730

		1,406,232

Information Technology – 7.6%
Electronic Equipment, Instruments & Components – 0.5%
Largan Precision Co., Ltd.	1,000	79,778

14	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 4.4%
Alten SA	4,190	$199,082
Computacenter PLC	13,676	140,197
Itochu Techno-Solutions Corp.	5,000	217,346
Wirecard AG	3,410	147,066

		703,691

Semiconductors & Semiconductor Equipment – 1.0%
Hermes Microvision, Inc.	4,000	158,838

Software – 1.7%
GameLoft SE(a)(b)	15,270	140,958
SDL PLC(b)	20,990	122,944

		263,902

		1,206,209

Health Care – 7.2%
Biotechnology – 2.2%
Medy-Tox, Inc.	1,250	169,806
Taiwan Liposome Co., Ltd.(b)	18,000	186,184

		355,990

Health Care Equipment & Supplies – 2.1%
Draegerwerk AG & Co. KGaA (Preference Shares)	1,420	152,622
Ginko International Co., Ltd.	11,000	190,503

		343,125

Life Sciences Tools & Services – 1.6%
Eurofins Scientific SE(a)	540	166,099
Horizon Discovery Group PLC(b)	29,248	89,598

		255,697

Pharmaceuticals – 1.3%
Kalbe Farma Tbk PT	1,447,500	202,632

		1,157,444

Materials – 6.4%
Chemicals – 5.2%
Chr Hansen Holding A/S	3,260	137,288
Fuchs Petrolub SE (Preference Shares)	3,900	175,974
Green Seal Holding Ltd.(b)	19,000	136,342
Kansai Paint Co., Ltd.	14,000	234,000
Lanxess AG	2,210	149,062

		832,666

Construction Materials – 1.2%
Cementos Pacasmayo SAA	43,930	74,250
Cemex Latam Holdings SA(b)	11,980	117,407

		191,657

		1,024,323

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 3.1%
Oil, Gas & Consumable Fuels – 3.1%
Africa Oil Corp.(b)	10,330	$71,790
Gaztransport Et Technigaz SA	2,593	169,044
Gran Tierra Energy, Inc.(b)	11,980	97,340
KrisEnergy Ltd.(b)	138,950	90,257
Ophir Energy PLC(b)	17,984	67,803

		496,234

Utilities – 2.0%
Gas Utilities – 0.8%
ENN Energy Holdings Ltd.	18,000	129,253

Independent Power Producers & Energy Traders – 1.2%
Huadian Fuxin Energy Corp., Ltd. – Class H	348,000	181,902

		311,155

Total Common Stocks (cost $12,374,433)		14,678,565

WARRANTS – 4.1%
Industrials – 1.0%
Transportation Infrastructure – 1.0%
Adani Ports and Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(b)	38,640	156,986

Health Care – 0.9%
Pharmaceuticals – 0.9%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(b)(c)	7,320	127,839
Lupin Ltd., Merrill Lynch Intl & Co., expiring 12/19/18(b)	980	17,139

		144,978

Consumer Discretionary – 0.9%
Auto Components – 0.9%
Motherson, JPMorgan Chase Bank, NA, expiring 10/26/18(b)	25,750	138,946

Utilities – 0.7%
Multi-Utilities – 0.7%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(b)(c)	2,278	108,184

Financials – 0.6%
Banks – 0.6%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(b)	1,100,410	105,380

Total Warrants (cost $458,626)		654,474

16	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(d) (cost $620,328)	620,328	$620,328

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $13,453,387)		15,953,367

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%
Investment Companies – 3.7%
AllianceBernstein Exchange Reserves – Class I, 0.07%(d) (cost $586,155)	586,155	586,155

Total Investments – 103.6% (cost $14,039,542)		16,539,522
Other assets less liabilities – (3.6)%		(567,890)

Net Assets – 100.0%		$15,971,632

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate market value of these securities amounted to $434,692 or 2.7% of net assets.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $12,833,059)	$15,333,039	(a)
Affiliated issuers (cost $1,206,483 — including investment of cash collateral for securities loaned of $586,155)	1,206,483
Cash	6,659
Foreign currencies, at value (cost $76,444)	76,626
Dividends and interest receivable	34,838
Receivable due from Adviser	29,611
Receivable for capital stock sold	680

Total assets	16,687,936

Liabilities
Payable for collateral received on securities loaned	586,155
Audit fee payable	62,760
Transfer Agent fee payable	2,729
Distribution fee payable	773
Accrued expenses and other liabilities	63,887

Total liabilities	716,304

Net Assets	$15,971,632

Composition of Net Assets
Capital stock, at par	$125
Additional paid-in capital	12,956,489
Undistributed net investment income	44,818
Accumulated net realized gain on investment and foreign currency transactions	473,193
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,497,007

	$15,971,632

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,095,395	163,185	$12.84	*

C	$337,504	26,968	$12.51

Advisor	$4,057,663	312,857	$12.97

R	$12,573	1,000	$12.57

K	$53,424.31	4,241.70	$12.60

I	$9,415,073	746,267	$12.62

(a)	Includes securities on loan with a value of $565,110 (see Note E).

*	The maximum offering price per share for Class A shares was $13.41 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2014

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $25,168)	$298,993
Affiliated issuers	696
Securities lending income	8,367	$308,056

Expenses
Advisory fee (see Note B)	148,531
Distribution fee—Class A	5,484
Distribution fee—Class C	2,619
Distribution fee—Class R	59
Distribution fee—Class K	61
Transfer agency—Class A	6,056
Transfer agency—Class C	944
Transfer agency—Advisor Class	12,827
Transfer agency—Class R	7
Transfer agency—Class K	34
Transfer agency—Class I	1,771
Custodian	105,414
Registration fees	79,220
Audit	71,088
Administrative	68,715
Legal	38,280
Printing	11,681
Directors’ fees	6,623
Miscellaneous	18,844

Total expenses	578,258
Less: expenses waived and reimbursed by the Adviser (see Note B)	(384,368)

Net expenses		193,890

Net investment income		114,166

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,117,314
Foreign currency transactions		(11,232)
Net change in unrealized appreciation/depreciation of:
Investments		1,346,277	(a)
Foreign currency denominated assets and liabilities		2,507

Net gain on investment and foreign currency transactions		2,454,866

Net Increase in Net Assets from Operations		$2,569,032

(a)	Net of increase in accrued foreign capital gains taxes of $3,522.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2014	Year Ended June 30, 2013
Increase in Net Assets from Operations
Net investment income	$114,166	$157,865
Net realized gain on investment and foreign currency transactions	1,106,082	373,125
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,348,784	1,318,334
Contributions from Adviser (see Note B)	– 0	–	8

Net increase in net assets from operations	2,569,032	1,849,332
Dividends to Shareholders from
Net investment income
Class A	(26,740)	(2,133)
Class C	(3,835)	(668)
Advisor Class	(60,426)	(5,813)
Class R	(183)	(145)
Class K	(198)	(181)
Class I	(158,715)	(164,049)
Capital Stock Transactions
Net increase	335,064	3,458,734

Total increase	2,653,999	5,135,077
Net Assets
Beginning of period	13,317,633	8,182,556

End of period (including undistributed net investment income of $44,818 and $115,916, respectively)	$15,971,632	$13,317,633

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select U.S. Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Select U.S. Long/Short Portfolio and AllianceBernstein Concentrated Growth Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select U.S. Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Discovery Equity Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares are currently not being offered. As of June 30, 2014, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class R shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this,

22	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	23

Notes to Financial Statements

terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2014:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$1,326,927		$2,887,959		$	– 0	–	$4,214,886
Industrials	496,194		2,285,022			– 0	–	2,781,216
Financials	504,774		1,576,092			– 0	–	2,080,866
Consumer Staples	213,533		1,192,699			– 0	–	1,406,232
Information Technology	263,141		943,068			– 0	–	1,206,209
Health Care	89,598		1,067,846			– 0	–	1,157,444
Materials	191,657		832,666			– 0	–	1,024,323
Energy	334,187		162,047			– 0	–	496,234
Utilities	– 0	–	311,155			– 0	–	311,155
Warrants	– 0	–	654,474			– 0	–	654,474
Short-Term Investments	620,328		– 0	–		– 0	–	620,328
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	586,155		– 0	–		– 0	–	586,155

Total Investments in Securities	4,626,494		11,913,028	+		– 0	–	16,539,522
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total(a)(b)	$4,626,494		$11,913,028		$	– 0	–	$16,539,522

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(a)	An amount of $254,337 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $309,353 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

24	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Warrants			Total
Balance as of 6/30/13		$605,592			$605,592
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		36,450			36,450
Change in unrealized appreciation/depreciation		(51,972)			(51,972)
Purchases		17,141			17,141
Sales		(369,841)			(369,841)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		(237,370)			(237,370	)+

Balance as of 6/30/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/14*	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	An amount of $237,370 was transferred out of Level 3 into Level 2 as these securities that previously applied broker quotes were priced by third party vendor during the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	25

Notes to Financial Statements

versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

26	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the first $1 billion, .95% of the next $1 billion, .90% of the next $1 billion and .85% in excess of $3 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.55%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This fee waiver and/or expense reimbursement agreement may not be terminated before November 1, 2014. For the year ended June 30, 2014, such reimbursement amounted to $315,653. For the period from inception through June 30, 2014, such reimbursement amounted to $1,323,166 which is subject to repayment, not to exceed the amount of offering expenses of $181,291.

During the year ended June 30, 2013, the Adviser reimbursed the Fund $8 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2014, the reimbursement for such services amounted to $68,715.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	27

Notes to Financial Statements

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,929 for the year ended June 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $332 from the sale of Class A shares and received $29 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the year ended June 30, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2014 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)	Dividend Income (000)
$ 884	$5,860	$6,124	$620	$	– 0	–*

*	Amount is less than $500.

Brokerage commissions paid on investment transactions for the year ended June 30, 2014 amounted to $23,737, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides

28	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $35,099, $29 and $181 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2014 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$10,228,461		$10,114,179
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$14,154,834

Gross unrealized appreciation	$2,771,179
Gross unrealized depreciation	(386,491)

Net unrealized appreciation	$2,384,688

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended June 30, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures,

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	29

Notes to Financial Statements

swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At June 30, 2014, the Fund had securities on loan with a value of $565,110 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $586,155. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $8,367 and $354 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the year ended June 30, 2014; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the

30	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the year ended June 30, 2014 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)
$ 495	$7,327	$7,236	$586

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2014			Year Ended June 30, 2013

Class A
Shares sold	39,126		109,735			$469,050			$1,152,008

Shares issued in reinvestment of dividends	2,120		198			25,368			2,041

Shares redeemed	(13,156)		(11,115)			(153,368)			(121,141)

Net increase	28,090		98,818			$341,050			$1,032,908

Class C
Shares sold	12,872		17,458			$152,087			$179,307

Shares issued in reinvestment of dividends	250		59			2,927			600

Shares redeemed	(1,403)		(6,308)			(16,719)			(69,569)

Net increase	11,719		11,209			$138,295			$110,338

Advisor Class
Shares sold	9,155		210,033			$111,572			$2,309,856

Shares issued in reinvestment of dividends	4,990		554			60,231			5,765

Shares redeemed	(30,487)		(12)			(370,779)			(133)

Net increase (decrease)	(16,342)		210,575			$(198,976)			$2,315,488

Class R
Shares sold	– 0	–(a)	– 0	–	$	– 0	–(b)	$	– 0	–

Shares issued in reinvestment of dividends	– 0	–(a)	– 0	–	$	– 0	–(b)	$	– 0	–

Net increase	– 0	–(a)	– 0	–	$	– 0	–(b)	$	– 0	–

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	31

Notes to Financial Statements

	Shares				Amount
	Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2014			Year Ended June 30, 2013

Class K
Shares sold	3,317		– 0	–		$40,382		$	– 0	–

Shares issued in reinvestment of dividends	– 0	–(a)	– 0	–	$	– 0	–(b)	$	– 0	–

Shares redeemed	(75)		– 0	–		(866)			– 0	–

Net increase	3,242		– 0	–		$39,516		$	– 0	–

Class I
Shares sold	1,252		– 0	–		$15,000		$	– 0	–

Shares issued in reinvestment of dividends	15		– 0	–		179			– 0	–

Net increase	1,267		– 0	–		$15,179		$	– 0	–

(a)	Amount is less than 1 share.

(b)	Amount is less than $1.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as

32	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these securities at an advantageous time or price. The Fund invests in unlisted securities and synthetic foreign equity securities, which may have greater liquidity risk.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2014. As of July 10, 2014, the maximum commitment of the Facility was increased to $280 million.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$250,097	$172,989

Total taxable distributions	250,097	172,989

Total distributions paid	$250,097	$172,989

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	33

Notes to Financial Statements

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$156,192
Undistributed capital gains	477,110
Accumulated capital and other losses	– 0	–(a)
Unrealized appreciation/(depreciation)	2,381,715	(b)

Total accumulated earnings/(deficit)	$3,015,017

(a)	During the fiscal year ended June 30, 2014, the Fund utilized $560,120 of capital loss carryforwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2014, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of gains/losses from passive foreign investment companies (PFICs) and reclassifications of foreign currency and foreign capital gains tax resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

At a meeting held on August 6, 2014, the Board of Directors of AllianceBernstein Cap Fund, Inc. approved the liquidation and dissolution of the Fund. The Fund has suspended sales of its shares pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Fund expects to make the liquidating distributions on or shortly after October 10, 2014.

34	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.95	$ 9.05	$ 10.71	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.15	.05	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.00	1.80	(1.67)	.66
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.01

Net increase (decrease) in net asset value from operations	2.07	1.95	(1.62)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.05)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.18)	(.05)	(.04)	– 0	–

Net asset value, end of period	$ 12.84	$ 10.95	$ 9.05	$ 10.71

Total Return
Total investment return based on net asset value(e)	19.01%	21.55%	(15.07)%	7.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,095	$1,479	$328	$333
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.55%	1.55	%^
Expenses, before waivers/reimbursements	4.32%	5.14%	8.03%	9.26	%^
Net investment income(c)	.56%	1.48%	.52%	.56	%^
Portfolio turnover rate	71%	79%	101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.74	$ 8.95	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.07	(.03)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.94	1.79	(1.65)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	1.93	1.86	(1.68)	.67

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.07)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.16)	(.07)	(.04)	– 0	–

Net asset value, end of period	$ 12.51	$ 10.74	$ 8.95	$ 10.67

Total Return
Total investment return based on net asset value(e)	18.08%	20.80%	(15.70)%	6.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$338	$164	$36	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.25%	2.25%	2.25%	2.25	%^
Expenses, before waivers/reimbursements	5.06%	5.99%	8.64%	19.09	%^
Net investment income (loss)(c)	(.05)%	.62%	(.28)%	(.75	)%^
Portfolio turnover rate	71%	79%	101%	86%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2014	2013	2012

Net asset value, beginning of period	$ 11.04	$ 9.10	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.21	.07	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.03	1.78	(1.67)	.70
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.01

Net increase (decrease) in net asset value from operations	2.13	1.99	(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.05)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.20)	(.05)	(.04)	– 0	–

Net asset value, end of period	$ 12.97	$ 11.04	$ 9.10	$ 10.74

Total Return
Total investment return based on net asset value(e)	19.29%	21.89%	(14.85)%	7.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,058	$3,635	$1,080	$1,085
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25%	1.25	%^
Expenses, before waivers/reimbursements	4.02%	4.89%	7.74%	12.03	%^
Net investment income(c)	.81%	1.96%	.79%	.48	%^
Portfolio turnover rate	71%	79%	101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.75	$ 8.99	$ 10.67	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.04	.09	.02	(.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.96	1.81	(1.65)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	2.00	1.90	(1.63)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.14)	(.01)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.18)	(.14)	(.05)	(.03)

Net asset value, end of period	$ 12.57	$ 10.75	$ 8.99	$ 10.67

Total Return
Total investment return based on net asset value(e)	18.76%	21.28%	(15.25)%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$11	$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75%	1.75%	1.75	%^
Expenses, before waivers/reimbursements	4.25%	5.02%	6.95%	8.37	%^
Net investment income (loss)(c)	.32%	.86%	.24%	(.24	)%^
Portfolio turnover rate	71%	79%	101%	86%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.76	$ 9.01	$ 10.69	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.12	.11	.05	.00	(d)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.92	1.82	(1.66)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	2.04	1.93	(1.61)	.72

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.18)	(.03)	(.03)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.20)	(.18)	(.07)	(.03)

Net asset value, end of period	$ 12.60	$ 10.76	$ 9.01	$ 10.69

Total Return
Total investment return based on net asset value(e)	18.98%	21.55%	(15.06)%	7.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53	$11	$9	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50	%^
Expenses, before waivers/reimbursements	4.15%	4.76%	6.68%	8.13	%^
Net investment income(c)	1.00%	1.11%	.50%	.01	%^
Portfolio turnover rate	71%	79%	101%	86%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended June 30,	October 26, 2010(a) to June 30, 2011
2014	2013	2012

Net asset value, beginning of period	$ 10.76	$ 9.02	$ 10.70	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.14	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.97	1.82	(1.67)	.72
Contributions from Adviser	– 0	–	.00	(d)	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	2.07	1.96	(1.60)	.74

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.22)	(.04)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.21)	(.22)	(.08)	(.04)

Net asset value, end of period	$ 12.62	$ 10.76	$ 9.02	$ 10.70

Total Return
Total investment return based on net asset value(e)	19.32%	21.88%	(14.85)%	7.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,415	$8,018	$6,721	$7,970
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25%	1.25	%^
Expenses, before waivers/reimbursements	3.71%	4.50%	6.41%	7.82	%^
Net investment income(c)	.82%	1.36%	.75%	.27	%^
Portfolio turnover rate	71%	79%	101%	86%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein International Discovery Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Discovery Equity Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc. (the “Fund”)), as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period October 26, 2010 (commencement of operations) to June 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Discovery Equity Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) at June 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period October 26, 2010 (commencement of operations) to June 30, 2011, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2014

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	41

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable year ended June 30, 2014.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable year ended June 30, 2014, $16,634 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $261,796.

For the taxable year ended June 30, 2014, the Fund designates $191,860 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

42	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Liliana C. Dearth,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Ms. Liliana C. Dearth.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	43

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

44	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., ## 72 (2010)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (2010)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	45

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2010)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 81 (2010)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committees of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

46	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2010)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2010)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	47

Management of the Fund

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

Earl D. Weiner, ## 75 (2010)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the Funds from 2007 until August 2014.	103	None

48	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	49

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Liliana C. Dearth 45	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President, Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

50	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	51

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (October 2010 inception) was not profitable to it in 2012 or 2013.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

52	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-U.S. Small and Mid-Cap (SMID) Index (the “Index”), in each case for the 1-year period ended February 28, 2014 and (in the case of comparisons with the Index) the period since inception (October 2010 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods. The Portfolio lagged the Index in the 1-year period and outperformed it in the 3-year period and the period since inception. Based on their review and their discussion with the Adviser of the reasons for the Portfolio’s performance, the directors retained confidence in the Adviser’s ability to manage the Portfolio’s assets.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 100 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.50% had been waived by the Adviser.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Portfolio’s fee schedule started at the same rate, although

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	53

the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate that is the same as the rate being paid under the Portfolio’s Advisory Agreement (excluding the impact of the administrative expense reimbursement to the Adviser) because the asset level is below the lowest institutional breakpoint. The directors noted that the Adviser had waived reimbursement of the administrative expenses. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The directors noted that because of the small number of funds in the Portfolio’s Lipper category, Lipper had expanded the Portfolio’s Expense Group to include peers that had a similar (but not the same) Lipper investment objective/classification. The Portfolio’s Expense Universe had also been expanded by Lipper pursuant to Lipper’s standard guidelines. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting a cap by the Adviser, was the same as the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took

54	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	55

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein International Discovery Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.

56	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4

Portfolio	March 31, 2014 Net Assets ($MM)	Advisory Fee Schedule[5]
International Discovery Equity Portfolio	$15.4	1.00% on 1st $1 billion 0.95% on next $1 billion 0.90% on next $1 billion 0.85% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $53,389 (0.500% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Portfolios, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	57

Adviser three full fiscal years after the Portfolio’s commencement of operations. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:6

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[7]		Fiscal Year End
International Discovery Equity Portfolio	Advisor Class A Class C Class R Class K Class I	1.25 1.55 2.25 1.75 1.50 1.25	% % % % % %	4.15 4.46 5.21 4.36 4.12 3.84	% % % % % %	June 30 (ratios as of December 31, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing certain non-management services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

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other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein institutional fee schedule been applicable to the Portfolio based on the Portfolio’s March 31, 2014 net assets:9

Portfolio	Net Assets 3/31/14 ($MIL)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Discovery Equity Portfolio	$15.4	International SMID Cap Growth 1.00% on 1st $25 million 0.85% on next $25 million 0.75% on next $50 million 0.65% on next the balance Minimum account size: $25m	1.000%	1.000%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	59

Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.11,12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper EG Median (%)	Lipper EG Rank
International Discovery Equity Portfolio	1.000	1.050	5/12

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.14 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Discovery Equity Portfolio	1.550	1.554	5/12	1.554	10/22

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

60	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Based on this analysis, the Portfolio has equally favorable rankings on a contractual management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	61

Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $235, $4,026 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $17,940 in fees from the Portfolio.

The Portfolio did not effected brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders of the registered investment companies it manages through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted

62	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

In February 2008, the independent consultant provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	63

The information prepared by Lipper shows the 1 and 3 year performance return and rankings18 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the period ended February 28, 2014.20

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	15.87	26.25	26.25	12/12	23/26
3 year	7.16	9.97	9.93	11/11	22/23

Set forth below are the 1 and 3 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratios (“Sharpe Ratio”) information are also shown.23

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
				Volatility (%)	Sharpe (%)
International Discovery Equity Portfolio	15.87	7.16	7.66	17.76	0.47	3
MSCI ACWI SMID Ex US	16.33	5.16	6.84	16.59	0.38	3
Inception Date: October 26, 2010

18	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance return of the Portfolio was provided by Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

20	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

64	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	65

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Multi-Manager Alternative Strategies Fund

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

66	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO •	67

NOTES

68	• ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

ALLIANCEBERNSTEIN INTERNATIONAL DISCOVERY EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IDE-0151-0614

ANNUAL REPORT

AllianceBernstein Select US Equity Portfolio

June 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 7, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Select US Equity Portfolio (the “Fund”) for the annual reporting period ended June 30, 2014.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this requirement, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks. AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund. The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also invest in securities of small-capitalization companies. The Adviser anticipates that the Fund’s portfolio normally will include between 30-80 companies. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended June 30, 2014.

For both periods, all share classes of the Fund underperformed the benchmark, yet provided positive returns. During

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	1

the 12-month period, the Fund’s sector overweight to cash and the consumer discretionary sector detracted from performance. Stock selection in information technology also detracted. Stock selection in the industrials, consumer discretionary, health care and energy sectors contributed positively, versus the benchmark. During the six-month period, overweights to the consumer discretionary and financials sectors, and stock selection in the consumer discretionary and information technology sectors, detracted from performance. An overweight to the telecommunications and industrials sectors, and stock selection in the industrials, energy, health care and financials sectors, contributed positively to performance, versus the benchmark.

Repositioning of the Fund in response to market volatility during the 12-month reporting period contributed, in part, to the Fund’s high portfolio turnover rate of 495%.

The Fund did not utilize derivatives during either period.

Market Review and Investment Strategy

2013 saw a powerful rally for US stocks, and the year ended with the fifth consecutive year of positive returns and the best since 1997. Although US equity markets rose sharply as a brightening domestic economic outlook lifted risk assets in 2013, investors adopted a conservative posture amid mounting macro-

economic risks in the first quarter of 2014. Despite multi-year lows in volatility and a new all-time market high, conditions beneath the market’s surface remained choppy. Most recently, the S&P 500 Index finished the second quarter of 2014 with a gain of more than 5%, after a strong month of June. As the second quarter ended, underlying US economic trends appeared quite strong in the view of the Select US Equity Portfolio Management Team (the “Team”).

Despite the positive foundation, the first half of 2014 was still a confusing one in terms of economic, political and financial market trends. Although economic growth picked up in May and June, first quarter US gross domestic product (“GDP”) was revised downward. Oil prices moved up sharply from a combination of factors, but unrest in Iraq certainly helped; even gold prices started to rise in the second half of June, as the chatter about a potential pickup in inflation began to increase. With long-term rates declining, GDP revised downward and utility stocks leading, many investors thought that stock market turbulence in March and April was the beginning of a long-awaited stock correction. Other observations seemed to support the case for a correction: index-level volatility has declined near historic lows, sentiment has become more bullish, and trading volume has remained very low, yet the stock market has continued to move higher.

2	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Select US Equity Portfolio
Class A	5.61%	20.53%

Class C	5.21%	19.65%

Advisor Class*	5.82%	20.89%

Class R*	5.46%	20.23%

Class K*	5.60%	20.37%

Class I*	5.79%	20.81%

S&P 500 Index	7.14%	24.61%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/8/2011† TO 6/30/2014

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select US Equity Portfolio Class A shares (from 12/8/2011† to 6/30/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

†	Inception date: 12/08/2011.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	20.53%	15.39%
Since Inception*	21.41%	19.39%

Class C Shares
1 Year	19.65%	18.65%
Since Inception*	20.53%	20.53%

Advisor Class Shares†
1 Year	20.89%	20.89%
Since Inception*	21.78%	21.78%

Class R Shares†
1 Year	20.23%	20.23%
Since Inception*	21.11%	21.11%

Class K Shares†
1 Year	20.37%	20.37%
Since Inception*	21.38%	21.38%

Class I Shares†
1 Year	20.81%	20.81%
Since Inception*	21.74%	21.74%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.02%, 2.70%, 2.01%, 3.27%, 2.64% and 2.78% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 8, 2014. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/08/2011.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.39%
Since Inception*	19.39%

Class C Shares
1 Year	18.65%
Since Inception*	20.53%

Advisor Class Shares†
1 Year	20.89%
Since Inception*	21.78%

Class R Shares†
1 Year	20.23%
Since Inception*	21.11%

Class K Shares†
1 Year	20.37%
Since Inception*	21.38%

Class I Shares†
1 Year	20.81%
Since Inception*	21.74%

*	Inception date: 12/08/2011.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,056.10	$7.65	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Class C
Actual	$1,000	$1,052.10	$11.24	2.21%
Hypothetical**	$1,000	$1,013.84	$11.04	2.21%
Advisor Class
Actual	$1,000	$1,058.20	$6.17	1.21%
Hypothetical**	$1,000	$1,018.79	$6.06	1.21%
Class R
Actual	$1,000	$1,054.60	$8.66	1.70%
Hypothetical**	$1,000	$1,016.36	$8.50	1.70%
Class K
Actual	$1,000	$1,056.00	$7.90	1.55%
Hypothetical**	$1,000	$1,017.11	$7.75	1.55%
Class I
Actual	$1,000	$1,057.90	$6.02	1.18%
Hypothetical**	$1,000	$1,018.94	$5.91	1.18%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	7

Expense Example

PORTFOLIO SUMMARY

June 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $286.4

TEN LARGEST HOLDINGS†

June 30, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
American Express Co.	$20,138,624	7.0%
Wells Fargo & Co.	17,731,536	6.2
Actavis PLC	11,459,863	4.0
Home Depot, Inc. (The)	10,756,912	3.7
Apple, Inc.	8,800,006	3.1
Comcast Corp. – Class A	7,992,576	2.8
American Tower Corp.	7,764,194	2.7
Verizon Communications, Inc.	6,853,674	2.4
Johnson & Johnson	6,776,760	2.4
Wyndham Worldwide Corp.	5,947,352	2.1
	$104,221,497	36.4%

*	All data are as of June 30, 2014. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term Investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.1%
Financials – 22.7%
Banks – 9.0%
Citigroup, Inc.	31,188	$1,468,955
JPMorgan Chase & Co.	26,652	1,535,688
US Bancorp/MN	114,852	4,975,389
Wells Fargo & Co.	337,358	17,731,536

		25,711,568

Capital Markets – 0.7%
Goldman Sachs Group, Inc. (The)	11,434	1,914,509

Consumer Finance – 8.6%
American Express Co.	212,276	20,138,624
Capital One Financial Corp.	55,727	4,603,051

		24,741,675

Diversified Financial Services – 1.7%
Berkshire Hathaway, Inc. – Class B(a)	38,968	4,931,790

Real Estate Investment Trusts (REITs) – 2.7%
American Tower Corp.	86,288	7,764,194

		65,063,736

Consumer Discretionary – 17.0%
Automobiles – 0.6%
General Motors Co.	50,696	1,840,265

Hotels, Restaurants & Leisure – 3.3%
Royal Caribbean Cruises Ltd.	62,836	3,493,681
Wyndham Worldwide Corp.	78,544	5,947,352

		9,441,033

Household Durables – 0.1%
GoPro, Inc. – Class A(a)	4,127	167,350

Internet & Catalog Retail – 0.8%
Expedia, Inc.	30,713	2,418,956

Leisure Products – 0.7%
Hasbro, Inc.	37,254	1,976,325

Media – 6.4%
Comcast Corp. – Class A	148,893	7,992,576
Markit Ltd.(a)	16,437	443,470
Time Warner, Inc.	55,532	3,901,123
Twenty-First Century Fox, Inc. – Class A	94,118	3,308,248
Viacom, Inc. – Class B	30,713	2,663,739

		18,309,156

Multiline Retail – 0.8%
Dollar General Corp.(a)	41,549	2,383,251

Specialty Retail – 3.8%
Home Depot, Inc. (The)	132,867	10,756,912

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.5%
PVH Corp.	12,802	$1,492,713

		48,785,961

Information Technology – 13.0%
Communications Equipment – 0.0%
Arista Networks, Inc.(a)	1,993	124,343

Internet Software & Services – 3.7%
eBay, Inc.(a)	39,569	1,980,824
Facebook, Inc. – Class A(a)	43,759	2,944,543
Google, Inc. – Class C(a)	9,616	5,531,893

		10,457,260

IT Services – 1.1%
International Business Machines Corp.	17,076	3,095,366

Semiconductors & Semiconductor Equipment – 1.5%
Intel Corp.	139,443	4,308,789

Software – 1.0%
Microsoft Corp.	68,818	2,869,711

Technology Hardware, Storage & Peripherals – 5.7%
Apple, Inc.	94,695	8,800,006
EMC Corp./MA	94,921	2,500,219
Hewlett-Packard Co.	149,404	5,031,927

		16,332,152

		37,187,621

Health Care – 12.4%
Biotechnology – 2.7%
Celgene Corp.(a)	23,500	2,018,180
Gilead Sciences, Inc.(a)	67,887	5,628,511

		7,646,691

Health Care Providers & Services – 2.1%
HCA Holdings, Inc.(a)	77,723	4,382,023
McKesson Corp.	8,769	1,632,876

		6,014,899

Pharmaceuticals – 7.6%
Actavis PLC(a)	51,378	11,459,863
Johnson & Johnson	64,775	6,776,760
Pfizer, Inc.	124,773	3,703,263

		21,939,886

		35,601,476

Industrials – 8.5%
Aerospace & Defense – 2.9%
L-3 Communications Holdings, Inc.	30,936	3,735,522
United Technologies Corp.	39,463	4,556,003

		8,291,525

10	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 1.5%
Delta Air Lines, Inc.	113,982	$4,413,383

Industrial Conglomerates – 1.3%
General Electric Co.	143,205	3,763,427

Road & Rail – 2.8%
Canadian Pacific Railway Ltd.	21,164	3,833,647
Union Pacific Corp.	40,958	4,085,561

		7,919,208

		24,387,543

Energy – 7.7%
Energy Equipment & Services – 2.0%
Schlumberger Ltd.	48,365	5,704,652

Oil, Gas & Consumable Fuels – 5.7%
Anadarko Petroleum Corp.	49,701	5,440,768
EOG Resources, Inc.	42,467	4,962,694
Exxon Mobil Corp.	55,872	5,625,193
Memorial Resource Development Corp.(a)	14,632	356,435

		16,385,090

		22,089,742

Consumer Staples – 6.8%
Beverages – 1.4%
PepsiCo, Inc.	43,305	3,868,869

Food & Staples Retailing – 2.8%
CVS Caremark Corp.	66,681	5,025,747
Walgreen Co.	39,974	2,963,272

		7,989,019

Food Products – 1.5%
Kellogg Co.	27,126	1,782,178
Mondelez International, Inc. – Class A	68,628	2,581,099

		4,363,277

Household Products – 1.1%
Procter & Gamble Co. (The)	39,369	3,094,010

		19,315,175

Materials – 2.6%
Chemicals – 1.8%
Air Products & Chemicals, Inc.	12,871	1,655,468
Dow Chemical Co. (The)	71,076	3,657,571

		5,313,039

Containers & Packaging – 0.8%
Sealed Air Corp.	63,572	2,172,255

		7,485,294

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 2.4%
Diversified Telecommunication Services – 2.4%
Verizon Communications, Inc.	140,071	$6,853,674

Total Common Stocks (cost $230,814,874)		266,770,222

INVESTMENT COMPANIES – 2.8%
Funds and Investment Trusts – 2.8%
Health Care Select Sector SPDR Fund	62,479	3,800,597
Market Vectors Oil Service ETF	72,610	4,193,954

Total Investment Companies (cost $6,227,322)		7,994,551

SHORT-TERM INVESTMENTS – 4.4%
Investment Companies – 4.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(b) (cost $12,438,395)	12,438,395	12,438,395

	Principal Amount (000)
Time Deposit – 0.0%
BBH, Grand Cayman 0.03%, 7/01/14 (cost $12,181)	$12	12,181

Total Short-Term Investments (cost $12,450,576)		12,450,576

Total Investments – 100.3% (cost $249,492,772)		287,215,349
Other assets less liabilities – (0.3)%		(800,342)

Net Assets – 100.0%		$286,415,007

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

12	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $237,054,377)	$274,776,954
Affiliated issuers (cost $12,438,395)	12,438,395
Foreign currencies, at value (cost $9)	9
Receivable for investment securities sold	5,271,943
Receivable for capital stock sold	366,872
Dividends receivable	272,006

Total assets	293,126,179

Liabilities
Payable for investment securities purchased	6,099,495
Advisory fee payable	225,054
Payable for capital stock redeemed	166,285
Administrative fee payable	30,681
Distribution fee payable	12,801
Transfer Agent fee payable	3,358
Accrued expenses and other liabilities	173,498

Total Liabilities	6,711,172

Net Assets	$286,415,007

Composition of Net Assets
Capital stock, at par	$1,835
Additional paid-in capital	231,962,139
Undistributed net investment income	553,089
Accumulated net realized gain on investment and foreign currency transactions	16,175,367
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	37,722,577

$286,415,007

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,535,309	1,122,974	$15.62	*

C	$10,644,919	693,876	$15.34

Advisor	$225,377,388	14,413,480	$15.64

R	$15,531	1,006	$15.44

K	$2,677,720	173,055	$15.47

I	$30,164,140	1,943,526	$15.52

*	The maximum offering price per share for Class A shares was $16.31, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the year ended June 30, 2014

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $4,246)	$5,572,885
Affiliated issuers	13,140	$5,586,025

Expenses
Advisory fee (see Note B)	3,491,847
Distribution fee—Class A	46,713
Distribution fee—Class C	69,230
Distribution fee—Class R	72
Distribution fee—Class K	5,740
Transfer agency—Class A	4,363
Transfer agency—Class C	2,250
Transfer agency—Advisor Class	55,677
Transfer agency—Class R	8
Transfer agency—Class K	4,592
Transfer agency—Class I	33,751
Custodian	236,880
Registration fees	102,993
Administrative	63,273
Audit	46,308
Legal	40,961
Printing	31,671
Directors’ fees	8,248
Miscellaneous	28,095

Total expenses	4,272,672
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,493)

Net expenses		4,271,179

Net investment income		1,314,846

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		23,388,326
Foreign currency transactions		62
Net change in unrealized appreciation/depreciation of:
Investments		29,487,023

Net gain on investment and foreign currency transactions		52,875,411

Net Increase in Net Assets from Operations		$54,190,257

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2014		Year Ended June 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,314,846		$283,406
Net realized gain on investment and foreign currency transactions	23,388,388		2,376,965
Net change in unrealized appreciation/depreciation of investments	29,487,023		7,152,243

Net increase in net assets from operations	54,190,257		9,812,614
Dividends and Distributions to Shareholders from
Net investment income
Class A	(15,208)		(36)
Advisor Class	(462,548)		(77,203)
Class R	– 0	–	(4)
Class K	– 0	–	(2,937)
Class I	(459,633)		(55,000)
Net realized gain on investment and foreign currency transactions
Class A	(357,603)		(7,491)
Class C	(154,994)		(952)
Advisor Class	(4,027,456)		(446,966)
Class R	(324)		(332)
Class K	(48,092)		(20,796)
Class I	(3,887,910)		(281,392)
Capital Stock Transactions
Net increase	102,543,845		110,971,776

Total increase	147,320,334		119,891,281
Net Assets
Beginning of period	139,094,673		19,203,392

End of period (including undistributed net investment income of $553,089 and $175,570, respectively)	$286,415,007		$139,094,673

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund, AllianceBernstein Select US Long/Short Portfolio and AllianceBernstein Concentrated Growth Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on March 3, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Equity Portfolio (the “Fund”). The Fund has authorized issuance of Class A, Class B,Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of June 30, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are

16	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	17

Notes to Financial Statements

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

18	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2014:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$266,770,222		$	– 0	–	$	– 0	–	$266,770,222
Investment Companies	7,994,551			– 0	–		– 0	–	7,994,551
Short-Term Investments:
Investment Companies	12,438,395			– 0	–		– 0	–	12,438,395
Time Deposits	– 0	–		12,181			– 0	–	12,181

Total Investments in Securities	287,203,168			12,181			– 0	–	287,215,349
Other Financial Instruments**:	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$287,203,168			$12,181		$	– 0	–	$287,215,349

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review methodologies, new developments, process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	19

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

20	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $196,342 have been deferred and amortized on a straight line basis over a one year period from December 8, 2011 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.60%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 8, 2014. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded on or before December 8, 2012. This fee waiver and/or expense reimbursement agreement may not be terminated before December 8, 2014. For the year ended June 30, 2014, such waiver/reimbursement amounted to $1,493. For the period from inception through June 30, 2014, such waiver/reimbursement amounted to $406,657, which is subject to repayment, not to exceed the amount offering expense.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	21

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2014, the reimbursement for such services amounted to $63,273.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $58,449 for the year ended June 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), is a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,293 from the sale of Class A shares and received $50 and $4,898 in contingent deferred sales charges imposed upon redemption by shareholders of Class A and Class C shares, respectively, for the year ended June 30, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2014 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)	Dividend Income (000)
$ 6,780	$330,929	$325,271	$12,438	$13

Brokerage commissions paid on investment transactions for the year ended June 30, 2014 amounted to $1,389,435, of which $28,064 and $0 was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares

22	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $39,113, $272 and $1,970 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2014, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,644,818,660		$1,551,935,441
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$255,412,418

Gross unrealized appreciation	$38,011,428
Gross unrealized depreciation	(6,208,497)

Net unrealized appreciation	$31,802,931

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the year ended June 30, 2014.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures,

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	23

Notes to Financial Statements

swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Class A
Shares sold	1,237,715	784,618	$17,567,755	$10,256,344

Shares issued in reinvestment of dividends and distributions	22,799	618	330,324	7,195

Shares redeemed	(913,196)	(25,970)	(13,114,558)	(339,474)

Net increase	347,318	759,266	$4,783,521	$9,924,065

Class C
Shares sold	568,706	197,870	$8,045,330	$2,491,446

Shares issued in reinvestment of dividends and distributions	8,347	48	119,440	549

Shares redeemed	(75,981)	(6,777)	(1,083,262)	(88,970)

Net increase	501,072	191,141	$7,081,508	$2,403,025

Advisor Class
Shares sold	8,021,062	8,242,744	$110,391,366	$104,245,822

Shares issued in reinvestment of dividends and distributions	5,824	44,464	4,384,001	516,672

Shares redeemed	(2,394,782)	(243,002)	(35,077,026)	(3,138,826)

Net increase	5,632,104	8,044,206	$79,698,341	$101,623,668

24	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

Class K
Shares sold	61,387	88,758	$863,064	$1,079,400

Shares issued in reinvestment of dividends and distributions	3,344	2,026	48,092	23,354

Shares redeemed	(14,949)	(10,963)	(208,698)	(140,167)

Net increase	49,782	79,821	$702,458	$962,587

Class I
Shares sold	12,180,367	334,287	$169,339,627	$4,221,586

Shares issued in reinvestment of dividends and distributions	302,448	22,301	4,345,377	257,352

Shares redeemed	(11,160,440)	(663,469)	(163,406,987)	(8,420,507)

Net increase (decrease)	1,322,375	(306,881)	$10,278,017	$(3,941,569)

Class R did not have any transactions in capital shares for the years ended June 30, 2014 and June 30, 2013, respectively.

NOTE F

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Diversification Risk—The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	25

Notes to Financial Statements

the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2014. As of July 10, 2014, the maximum commitment of the Facility was increased to $280 million.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal periods ended June 30, 2014 and June 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$9,137,794	$893,109
Long-term capital gains	275,974	– 0	–

Total taxable distributions paid	$9,413,768	$893,109

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$20,816,966
Undistributed capital gains	1,869,647
Unrealized appreciation/(depreciation)	31,802,931	(a)

Total accumulated earnings/(deficit)	$54,489,544	(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2014, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to foreign currency reclassifications resulted in a net increase in undistributed net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

26	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30,			December 8, 2011(a) to June 30, 2012
	2014	2013

Net asset value, beginning of period	$ 13.26	$ 11.13		$ 10.00

Income From Investment Operations
Net investment income(b)	.02	.04	(c)	.02	(c)
Net realized and unrealized gain on investment and foreign currency transactions	2.68	2.42		1.11

Net increase in net asset value from operations	2.70	2.46		1.13

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.00	)(d)	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.32)	(.33)		– 0	–

Total dividends and distributions	(.34)	(.33)		– 0	–

Net asset value, end of period	$ 15.62	$ 13.26		$ 11.13

Total Return
Total investment return based on net asset value(e)	20.53%	22.53%		11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,535	$10,285		$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.49%	1.60%		1.60	%(f)
Expenses, before waivers/reimbursements	1.49%	2.02%		12.00	%(f)
Net investment income	.12%	.34	%(c)	.36	%(c)(f)
Portfolio turnover rate	495%	560%		269%

See footnote summary on page 33.

28	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30,			December 8, 2011(a) to June 30, 2012
	2014	2013

Net asset value, beginning of period	$ 13.11	$ 11.09		$ 10.00

Income From Investment Operations
Net investment loss(b)	(.08)	(.05	)(c)	(.03	)(c)
Net realized and unrealized gain on investment and foreign currency transactions	2.63	2.40		1.12

Net increase in net asset value from operations	2.55	2.35		1.09

Less: Distributions
Distributions from net realized gain on investment and foreign currency transactions	(.32)	(.33)		– 0	–

Net asset value, end of period	$ 15.34	$ 13.11		$ 11.09

Total Return
Total investment return based on net asset value(e)	19.65%	21.59%		10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,645	$2,528		$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20%	2.30%		2.30	%(f)
Expenses, before waivers/reimbursements	2.20%	2.70%		23.45	%(f)
Net investment loss	(.57)%	(.43	)%(c)	(.48	)%(c)(f)
Portfolio turnover rate	495%	560%		269%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	29

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30,			December 8, 2011(a) to June 30, 2012
	2014	2013

Net asset value, beginning of period	$ 13.26	$ 11.15		$ 10.00

Income From Investment Operations
Net investment income(b)	.06	.07	(c)	.07	(c)
Net realized and unrealized gain on investment and foreign currency transactions	2.68	2.43		1.08

Net increase in net asset value from operations	2.74	2.50		1.15

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.06)		– 0	–
Distributions from net realized gain on investment and foreign currency transactions	(.32)	(.33)		– 0	–

Total dividends and distributions	(.36)	(.39)		– 0	–

Net asset value, end of period	$ 15.64	$ 13.26		$ 11.15

Total Return
Total investment return based on net asset value(e)	20.89%	22.88%		11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$225,377	$116,470		$8,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19%	1.30%		1.30	%(f)
Expenses, before waivers/reimbursements	1.19%	2.01%		8.77	%(f)
Net investment income	.42%	.56	%(c)	1.21	%(c)(f)
Portfolio turnover rate	495%	560%		269%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2014	2013

Net asset value, beginning of period	$ 13.13	$ 11.05	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	(.01)	.01	(c)	(.00	)(c)(d)
Net realized and unrealized gain on investment and foreign currency transactions	2.64	2.40	1.11

Net increase in net asset value from operations	2.63	2.41	1.11

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.00	)(d)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.32)	(.33)	– 0	–

Total dividends and distributions	(.32)	(.33)	(.06)

Net asset value, end of period	$ 15.44	$ 13.13	$ 11.05

Total Return
Total investment return based on net asset value(e)	20.23%	22.26%	11.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.70%	1.80%	1.80	%(f)
Expenses, before waivers/reimbursements	1.70%	3.27%	10.09	%(f)
Net investment income (loss)	(.10)%	.04	%(c)	(.00	)%(c)(f)(g)
Portfolio turnover rate	495%	560%	269%

See footnote summary on page 33.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	31

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	December 8, 2011(a) to June 30, 2012
2014	2013

Net asset value, beginning of period	$ 13.14	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01	.04	.03
Net realized and unrealized gain on investment and foreign currency transactions	2.64	2.41	1.10

Net increase in net asset value from operations	2.65	2.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.05)	(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.32)	(.33)	– 0	–

Total dividends and distributions	(.32)	(.38)	(.06)

Net asset value, end of period	$ 15.47	$ 13.14	$ 11.07

Total Return
Total investment return based on net asset value(e)	20.37%	22.58%	11.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,678	$1,620	$481
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55%	1.55%	1.55	%(f)
Expenses, before waivers/reimbursements	1.62%	2.64%	7.75	%(f)
Net investment income(c)	.07%	.29%	.51	%(f)
Portfolio turnover rate	495%	560%	269%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30,			December 8, 2011(a) to June 30, 2012
	2014	2013

Net asset value, beginning of period	$ 13.17	$ 11.09		$ 10.00

Income From Investment Operations
Net investment income(b)	.06	.07	(c)	.04	(c)
Net realized and unrealized gain on investment and foreign currency transactions	2.65	2.40		1.11

Net increase in net asset value from operations	2.71	2.47		1.15

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.06)		(.06)
Distributions from net realized gain on investment and foreign currency transactions	(.32)	(.33)		– 0	–

Total dividends and distributions	(.36)	(.39)		(.06)

Net asset value, end of period	$ 15.52	$ 13.17		$ 11.09

Total Return
Total investment return based on net asset value(e)	20.81%	22.82%		11.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,164	$8,179		$10,288
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.18%	1.30%		1.30	%(f)
Expenses, before waivers/reimbursements	1.18%	2.78%		8.25	%(f)
Net investment income	.40%	.55	%(c)	.58	%(c)(f)
Portfolio turnover rate	495%	560%		269%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Amount less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	Amount less than 0.005%.

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	33

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Select US Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Select US Equity Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc. (the “Fund”)), as of June 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 8, 2011 (commencement of operations) to June 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Select US Equity Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc.) at June 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 8, 2011 (commencement of operations) to June 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2014

34	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2014. For corporate shareholders, 16.39% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2014, the Fund designates $4,030,815 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	35

Federal Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	Mr. Kurt A. Feuerman is the investment professional primarily responsible for the day-to-day management of, and investment decisions for, the Fund’s Portfolio.

36	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2011)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	37

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., # 72 (2011)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein Funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, # 72 (2011)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

38	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2011)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., # 81 (2011)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committees of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	39

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 78 (2011)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology, (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 66 (2011)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	103	None

40	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 62 (2011)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	103	None

Earl D. Weiner, # 75 (2011)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the Funds from 2007 until August 2014.	103	None

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	41

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

42	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior thereto, he was a senior managing director and senior trader with Caxton Associates LP, since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke, 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-(800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	43

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’ Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

44	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (December 2011 inception) was not profitable to it in 2012 or 2013.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	45

respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Index (the “Index”), in each case for the 1-year period ended February 28, 2014, and (in the case of comparisons with the Index) the period since inception (December 2011 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, and that it lagged the Index in the 1-year period but almost matched it in the period since inception. Based on their review, and taking into account the short performance history of the Portfolio, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 100 basis points was higher than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.04% had been waived by the Adviser.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule started at a rate equal to the Portfolio’s flat fee rate and that the institutional fee schedule had breakpoints. The application of the institutional fee schedule to the Portfolio’s net assets would result in a fee rate lower than the

46	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

rate being paid under the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting an expense limitation agreement, was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfolio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	47

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

48	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Equity Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	49

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2014.

Portfolio	March 31, 2014 Net Assets ($MM)	Advisory Fee Schedule[4]
Select US Equity Portfolio	$435.2	1.00% of average daily net assets

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $50,520 (0.040% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	The advisory fee of the Portfolio is based on the percentage of the Portfolio’s average daily net assets and is paid on a monthly basis.

50	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Adviser three full fiscal years after the Portfolio’s commencement of operations. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[6]		Fiscal Year End
Select US Equity Portfolio[7]	Advisor Class A Class C Class R Class K Class I	1.30% 1.60% 2.30% 1.80% 1.55% 1.30%	1.18 1.48 2.18 1.70 1.62 1.17	% % % % % %	June 30 (ratios as of December 31, 2013)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to

5	Semi-annual total expense ratios are unaudited.

6	Annualized

7	The Fund’s current fiscal year exposure to ETFs is 3.13% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holdings is 0.0076%.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	51

raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2014 net assets.9

Portfolio	Net Assets 3/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Equity Portfolio	$435.2	Select US Equity 1.00% on 1st $25 million 0.80% on next $25 million 0.70% on the balance Minimum account size: $200m	0.723%	1.000%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges Select US Equity Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee[10]
Select US Equity Portfolio	Select US Equity Portfolio Class A Class I	1.80% 1.00%

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

52	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

The Adviser provides sub-advisory investment services to certain other investment companies managed by other Portfolio families. The Adviser charges the following fees for the sub-advisory relationships that have a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedules of the sub-advisory relationships been applicable to the Portfolio based on March 31, 2014 net assets.

Portfolio	Sub-advised Fund	AB Sub-Advisory Fee Schedule Fee Schedule	Sub-advised Fund Eff. Mgmt. Fee (%)	Fund Adv. Fee (%)
Select US Equity Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.45% on the first $500 million 0.40% on next $500 million 0.35% on the balance	0.450%	1.000%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Portfolio and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.11 Lipper’s analysis included the comparison of the Portfolio’s contractual

11	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	53

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)12 and the Portfolio’s contractual management fee ranking.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[14]	Lipper EG Median (%)	Lipper EG Rank
Select US Equity Portfolio	1.000	0.838	12/18

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.15 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[16]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Equity Portfolio	1.599	1.290	15/18	1.176	108/114

12	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year Class A share total expense ratio.

54	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

Based on this analysis, the Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative during calendar year 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	55

approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $4,795, $15,553 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $18,000 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that

56	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	57

The information prepared by Lipper shows the 1 year performance return and rankings20 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the period ended February 28, 2014.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	23.26	24.33	25.21	13/18	101/143

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Select US Equity Portfolio	23.26	22.59	8.67	2.36	1
S&P 500 Index	25.37	22.77	9.67	2.30	1
Inception Date: December 8, 2011

20	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

58	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the Portfolio’s lack of breakpoints in its advisory fee schedule as well as the Portfolio’s high advisory fees and total expenses. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule and plans to reduce Portfolio’s advisory fee and/or total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

60	• ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SUE-0151-0614

ANNUAL REPORT

AllianceBernstein Select US Long/Short Portfolio

June 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 6, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Select US Long/Short Portfolio (the “Fund”) for the annual reporting period ended June 30, 2014.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents. AllianceBernstein L.P. (the “Adviser”) selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	1

same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom- up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large and medium market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may purchase securities in initial public offerings and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index for the six- and 12-month periods ended June 30, 2014.

All share classes of the Fund underperformed the benchmark for both periods, yet provided positive returns as US markets continued to rise. During the 12-month period, an overweight to the consumer discretionary and technology sectors detracted. Stock selection for short holdings in funds and investment trusts, and in the materials and financials sectors detracted, while short holdings in technology partially offset these results. Stock selection for long holdings in the industrials, consumer discretionary and health care sectors contributed positively, versus the benchmark. During the six-month period, an overweight to the consumer discretionary sector and stock selection in the technology sector detracted most from performance. Security selection for short holdings in funds and investment trusts, and in the energy and materials sectors detracted, partially offset by positive holdings in the consumer discretionary sector. Stock selection for long hold-

2	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

ings in the industrials and health care sectors contributed positively, versus the benchmark.

The Fund’s exposures at the end of the 12-month reporting period were 58.12% gross long and 7.77% gross short, totalling 50.35% net exposure. Repositioning of the Fund in response to market volatility during the reporting period contributed, in part, to the Fund’s high portfolio turnover rate of 581%.

The Fund utilized derivatives in the form of futures for hedging purposes, which had no material impact on performance during either period.

Market Review and Investment Strategy

2013 saw a powerful rally for US stocks, and the year ended with the fifth consecutive year of positive returns and the best since 1997. Although US equity markets rose sharply as a brightening domestic economic outlook lifted risk assets in 2013, investors adopted a conservative posture amid mounting macro-economic risks in the first quarter of 2014. Despite multi-year lows in volatility and a new all-time market high, conditions beneath the market’s surface remained choppy. Most recently, the S&P 500 Index finished the second quarter of 2014 with a gain of more than 5%, after a strong month of June. As the second quarter ended, underlying US economic trends appeared quite strong in the view of the Select US Equity Portfolio Management Team (the “Team”).

Despite the positive foundation, the first half of 2014 was still a confusing one in terms of economic, political and financial market trends. Although economic growth picked up in May and June, first quarter US gross domestic product (“GDP”) was revised downward. Oil prices moved up sharply from a combination of factors, but unrest in Iraq certainly helped; even gold prices started to rise in the second half of June, as the chatter about a potential pickup in inflation began to increase. With long-term rates declining, GDP revised downward and utility stocks leading, many investors thought that stock market turbulence in March and April was the beginning of a long-awaited stock correction. Other observations seemed to support the case for a correction: index-level volatility has declined near historic lows, sentiment has become more bullish, and trading volume has remained very low, yet the stock market has continued to move higher.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged S&P® 500 Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Select US Long/Short Portfolio
Class A	1.85%	12.55%

Class C	1.44%	11.76%

Advisor Class*	1.93%	12.80%

Class R*	1.68%	12.19%

Class K*	1.77%	12.46%

Class I*	1.84%	12.81%

S&P 500 Index	7.14%	24.61%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 12/12/2012* – 6/30/2014 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Select US Long/Short Portfolio Fund Class A shares (from 12/12/2012* to 6/30/14) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/12/2012.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE RETURNS AS OF JUNE 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	12.55%	7.81%
Since Inception*	14.25%	11.12%

Class C Shares
1 Year	11.76%	10.76%
Since Inception*	13.47%	13.47%

Advisor Class Shares†
1 Year	12.80%	12.80%
Since Inception*	14.55%	14.55%

Class R Shares†
1 Year	12.19%	12.19%
Since Inception*	13.95%	13.95%

Class K Shares†
1 Year	12.46%	12.46%
Since Inception*	14.19%	14.19%

Class I Shares†
1 Year	12.81%	12.81%
Since Inception*	14.49%	14.49%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.41%, 3.53%, 2.90%, 4.30%, 4.59% and 4.32% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense, dividend expense, borrowing costs and brokerage expense on securities sold short to 2.25%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated before December 12, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 12/12/2012.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)
Class A Shares
1 Year	7.81%
Since Inception*	11.12%

Class C Shares
1 Year	10.76%
Since Inception*	13.47%

Advisor Class Shares†
1 Year	12.80%
Since Inception*	14.55%

Class R Shares†
1 Year	12.19%
Since Inception*	13.95%

Class K Shares†
1 Year	12.46%
Since Inception*	14.19%

Class I Shares†
1 Year	12.81%
Since Inception*	14.49%

*	Inception date: 12/12/2012.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for these share classes is listed above.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,018.50	$11.51	2.30%
Hypothetical**	$1,000	$1,013.39	$11.48	2.30%
Class C
Actual	$1,000	$1,014.40	$15.28	3.06%
Hypothetical**	$1,000	$1,009.62	$15.25	3.06%
Advisor Class
Actual	$1,000	$1,019.30	$10.31	2.06%
Hypothetical**	$1,000	$1,014.58	$10.29	2.06%
Class R
Actual	$1,000	$1,016.80	$12.85	2.57%
Hypothetical**	$1,000	$1,012.05	$12.82	2.57%
Class K
Actual	$1,000	$1,017.70	$11.61	2.32%
Hypothetical**	$1,000	$1,013.29	$11.58	2.32%
Class I
Actual	$1,000	$1,018.40	$10.46	2.09%
Hypothetical**	$1,000	$1,014.43	$10.44	2.09%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Expense Example

PORTFOLIO SUMMARY

June 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,508.2

SECTOR BREAKDOWN*

	Long	Short

Consumer Discretionary	11.6%	-1.0%
Consumer Staples	4.7	—
Energy	4.4	-0.2
Financials	11.7	—
Funds and Investment Trusts	1.9	-4.9
Health Care	8.2	—
Industrials	4.5	—
Information Technology	8.0	-1.3
Materials	1.6	-0.3
Telecommunication Services	1.3	—

TEN LARGEST HOLDINGS*

Long

Company

American Express Co.	3.7%
Wells Fargo & Co.	2.8
Actavis PLC	2.2
Home Depot, Inc. (The)	2.1
Apple, Inc.	1.7
Comcast Corp.	1.6
American Tower Corp.	1.5
Verizon Communications, Inc.	1.3
Johnson & Johnson	1.3
Wyndham Worldwide Corp.	1.2

Short

Company

SPDR S&P 500 ETF Trust	-1.5%
CurrencyShares Euro Trust	-1.5
Financial Select Sector SPDR Fund	-1.0
CurrencyShares Japanese Yen Trust	-0.6
VMware, Inc.	-0.5
QUALCOMM, Inc.	-0.4
Discovery Communications, Inc.	-0.3
Blucora, Inc.	-0.3
Norwegian Cruise Line Holdings Ltd.	-0.3
iShares US Real Estate ETF	-0.3

*	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	11

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2014

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.0%
Financials – 11.7%
Banks – 4.3%
Citigroup, Inc.	86,990	$4,097,229
JPMorgan Chase & Co.	74,343	4,283,644
US Bancorp/MN	329,105	14,256,828
Wells Fargo & Co.	797,082	41,894,630

		64,532,331

Capital Markets – 0.4%
Goldman Sachs Group, Inc. (The)	31,899	5,341,168

Consumer Finance – 4.6%
American Express Co.	593,275	56,283,999
Capital One Financial Corp.	164,714	13,605,377

		69,889,376

Diversified Financial Services – 0.9%
Berkshire Hathaway, Inc. – Class B(a)	108,696	13,756,566

Real Estate Investment Trusts (REITs) – 1.5%
American Tower Corp.	255,053	22,949,669

		176,469,110

Consumer Discretionary – 11.6%
Automobiles – 0.4%
General Motors Co.	151,006	5,481,518

Hotels, Restaurants & Leisure – 2.1%
MGM Resorts International(a)	166,471	4,394,834
Royal Caribbean Cruises Ltd.	185,712	10,325,587
Wyndham Worldwide Corp.	232,151	17,578,474

		32,298,895

Household Durables – 0.2%
GoPro, Inc. – Class A(a)	21,450	869,797
Newell Rubbermaid, Inc.	79,335	2,458,592

		3,328,389

Internet & Catalog Retail – 0.5%
Expedia, Inc.	91,088	7,174,091

Leisure Products – 0.4%
Hasbro, Inc.	110,100	5,840,805

Media – 4.9%
Comcast Corp. – Class A	440,068	23,622,850
DISH Network Corp. – Class A(a)	64,608	4,204,689
Grupo Televisa SAB (Sponsored ADR)	118,764	4,074,793
Lamar Advertising Co. – Class A	127,552	6,760,256
Lions Gate Entertainment Corp.	43,370	1,239,515
Markit Ltd.(a)	85,284	2,300,962
Scripps Networks Interactive, Inc. – Class A	32,668	2,650,682

12	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Time Warner, Inc.	164,692	$11,569,613
Twenty-First Century Fox, Inc. – Class A	277,196	9,743,439
Viacom, Inc. – Class B	85,669	7,430,072

		73,596,871

Multiline Retail – 0.5%
Dollar General Corp.(a)	122,810	7,044,382

Specialty Retail – 2.1%
Home Depot, Inc. (The)	392,590	31,784,086

Textiles, Apparel & Luxury Goods – 0.5%
Moncler SpA	194,210	3,217,610
PVH Corp.	37,837	4,411,794

		7,629,404

		174,178,441

Health Care – 8.2%
Biotechnology – 1.5%
Celgene Corp.(a)	69,465	5,965,654
Gilead Sciences, Inc.(a)	200,648	16,635,726

		22,601,380

Health Care Equipment & Supplies – 0.2%
Medtronic, Inc.	41,353	2,636,667

Health Care Providers & Services – 1.6%
HCA Holdings, Inc.(a)	229,717	12,951,445
Humana, Inc.	33,011	4,216,165
McKesson Corp.	40,305	7,505,194

		24,672,804

Pharmaceuticals – 4.9%
Actavis PLC(a)	151,775	33,853,414
Johnson & Johnson	191,443	20,028,767
Mylan, Inc./PA(a)	56,901	2,933,816
Pfizer, Inc.	368,783	10,945,479
Valeant Pharmaceuticals International, Inc.(a)	44,754	5,644,374

		73,405,850

		123,316,701

Information Technology – 8.0%
Communications Equipment – 0.0%
Arista Networks, Inc.(a)	10,099	630,076

Internet Software & Services – 2.1%
ChannelAdvisor Corp.(a)	28,570	753,105
eBay, Inc.(a)	116,965	5,855,268
Facebook, Inc. – Class A(a)	129,341	8,703,356
Google, Inc. – Class C(a)	28,425	16,352,334

		31,664,063

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.6%
International Business Machines Corp.	50,484	$9,151,235

Semiconductors & Semiconductor Equipment – 0.9%
Intel Corp.	412,132	12,734,879

Software – 1.2%
Activision Blizzard, Inc.	104,006	2,319,334
Microsoft Corp.	203,393	8,481,488
Take-Two Interactive Software, Inc.(a)	253,472	5,637,217
TiVo, Inc.(a)	141,770	1,830,251

		18,268,290

Technology Hardware, Storage & Peripherals – 3.2%
Apple, Inc.	279,889	26,010,085
EMC Corp./MA	281,522	7,415,289
Hewlett-Packard Co.	441,576	14,872,280

		48,297,654

		120,746,197

Consumer Staples – 4.7%
Beverages – 1.1%
Coca-Cola Co. (The)	108,519	4,596,865
PepsiCo, Inc.	128,000	11,435,520

		16,032,385

Food & Staples Retailing – 1.8%
CVS Caremark Corp.	200,180	15,087,566
Wal-Mart Stores, Inc.	48,144	3,614,170
Walgreen Co.	118,161	8,759,275

		27,461,011

Food Products – 0.9%
Kellogg Co.	79,803	5,243,057
Mondelez International, Inc. – Class A	204,413	7,687,973

		12,931,030

Household Products – 0.6%
Procter & Gamble Co. (The)	115,779	9,099,072

Tobacco – 0.3%
Reynolds American, Inc.	89,289	5,388,591

		70,912,089

Industrials – 4.5%
Aerospace & Defense – 1.4%
L-3 Communications Holdings, Inc.	80,646	9,738,005
United Technologies Corp.	102,872	11,876,572

		21,614,577

Airlines – 0.9%
Delta Air Lines, Inc.	336,884	13,044,149

14	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.7%
General Electric Co.	399,423	$10,496,836

Road & Rail – 1.5%
Canadian Pacific Railway Ltd.	62,549	11,330,126
Union Pacific Corp.	121,062	12,075,934

		23,406,060

		68,561,622

Energy – 4.4%
Energy Equipment & Services – 1.1%
Schlumberger Ltd.	142,956	16,861,660

Oil, Gas & Consumable Fuels – 3.3%
Anadarko Petroleum Corp.	146,897	16,080,815
EOG Resources, Inc.	125,524	14,668,735
Exxon Mobil Corp.	166,565	16,769,764
Memorial Resource Development Corp.(a)	74,926	1,825,197

		49,344,511

		66,206,171

Materials – 1.6%
Chemicals – 1.2%
Air Products & Chemicals, Inc.	65,524	8,427,697
Dow Chemical Co. (The)	185,276	9,534,303

		17,962,000

Containers & Packaging – 0.4%
Sealed Air Corp.	187,896	6,420,406

		24,382,406

Telecommunication Services – 1.3%
Diversified Telecommunication Services – 1.3%
Verizon Communications, Inc.	414,046	20,259,271

Total Common Stocks (cost $817,911,354)		845,032,008

INVESTMENT COMPANIES – 1.9%
Funds and Investment Trusts – 1.9%
Energy Select Sector SPDR Fund	53,448	5,350,145
Health Care Select Sector SPDR Fund	186,004	11,314,623
Market Vectors Oil Service ETF	214,741	12,403,440

Total Investment Companies (cost $27,956,094)		29,068,208

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 48.0%
Investment Companies – 48.0%
AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, 0.07%(b)(c) (cost $723,191,837)	723,191,837	$723,191,837

Total Investments Before Securities Sold – 105.9% (cost $1,569,059,285)		1,597,292,053

SECURITIES SOLD SHORT – (7.7)%
INVESTMENT COMPANIES – (4.9)%
Funds and Investment Trusts – (4.9)%
CurrencyShares Euro Trust(a)	(162,550)	(21,963,756)
CurrencyShares Japanese Yen Trust(a)	(101,457)	(9,765,236)
Financial Select Sector SPDR Fund	(650,461)	(14,791,483)
iShares US Real Estate ETF	(62,019)	(4,452,344)
SPDR S&P 500 ETF Trust	(117,277)	(22,953,455)

Total Investment Companies (proceeds $73,387,322)		(73,926,274)

COMMON STOCKS – (2.8)%
Information Technology – (1.3)%
Communications Equipment – (0.4)%
QUALCOMM, Inc.	(72,793)	(5,765,206)

Internet Software & Services – (0.4)%
Blinkx PLC(a)	(1,654,021)	(1,793,110)
Blucora, Inc.(a)	(240,919)	(4,546,141)

		(6,339,251)

Software – (0.5)%
VMware, Inc. – Class A(a)	(81,655)	(7,905,020)

		(20,009,477)

Consumer Discretionary – (1.0)%
Hotels, Restaurants & Leisure – (0.6)%
Bally Technologies, Inc.(a)	(25,024)	(1,644,577)
Caesars Entertainment Corp.(a)	(223,674)	(4,044,026)
Norwegian Cruise Line Holdings Ltd.(a)	(141,354)	(4,480,922)

		(10,169,525)

Internet & Catalog Retail – (0.1)%
JD.com, Inc. (ADR)(a)	(26,605)	(758,509)

Media – (0.3)%
Discovery Communications, Inc. – Class A(a)	(65,118)	(4,836,965)

		(15,764,999)

16	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – (0.3)%
Chemicals – (0.3)%
Potash Corp. of Saskatchewan, Inc.	(115,550)	$(4,386,278)

Energy – (0.2)%
Oil, Gas & Consumable Fuels – (0.2)%
Kinder Morgan, Inc./DE	(75,560)	(2,739,806)

Total Common Stocks (proceeds $42,549,708)		(42,900,560)

Total Securities Sold Short (proceeds $115,937,030)		(116,826,834)

Total Investments, Net of Securities Sold Short – 98.2% (cost $1,453,122,255)		$1,480,465,219
Other assets less liabilities – 1.8%		27,708,456

Net Assets – 100.0%		$1,508,173,675

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2014	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Russell 2000 Mini Index Futures	94	September 2014	$11,053,002	$11,188,820	$(135,818)

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $845,867,448)	$874,100,216
Affiliated issuers (cost $723,191,837)	723,191,837
Cash	834,969
Deposit at broker for securities sold short	78,908,981
Due from broker	1,422,900	(a)
Foreign currencies, at value (cost $18,941)	19,076
Receivable for investment securities sold and foreign currency transactions	59,588,161
Receivable for capital stock sold	14,050,854
Dividends and interest receivable	857,789

Total assets	1,752,974,783

Liabilities
Payable for investment securities purchased	120,223,584
Payable for securities sold short, at value (proceeds received $115,937,030)	116,826,834
Payable for capital stock redeemed	4,912,656
Advisory fee payable	1,970,621
Distribution fee payable	230,328
Payable for variation margin on futures	77,992
Transfer Agent fee payable	35,530
Administrative fee payable	31,525
Dividends payable	27,107
Accrued expenses and other liabilities	464,931

Total liabilities	244,801,108

Net Assets	$1,508,173,675

Composition of Net Assets
Capital stock, at par	$12,435
Additional paid-in capital	1,451,931,999
Accumulated net investment loss	(92,179)
Accumulated net realized gain on investment and foreign currency transactions	29,115,191
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	27,206,229

	$1,508,173,675

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$480,571,134	39,665,552	$12.12	*

C	$182,059,008	15,190,139	$11.99

Advisor	$810,891,820	66,643,915	$12.17

R	$120,561	9,989	$12.07

K	$12,112	1,000	$12.11

I	$34,519,040	2,838,831	$12.16

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $12.66 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2014

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $11,148)	$10,272,452
Affiliated issuers	220,820	$10,493,272

Expenses
Advisory fee (see Note B)	12,522,892
Distribution fee—Class A	702,617
Distribution fee—Class C	811,956
Distribution fee—Class R	554
Distribution fee—Class K	29
Transfer agency—Class A	186,600
Transfer agency—Class C	66,748
Transfer agency—Advisor Class	314,122
Transfer agency—Class R	66
Transfer agency—Class K	6
Transfer agency—Class I	4,577
Custodian	375,595
Registration fees	367,014
Amortization of offering expenses	79,198
Administrative	70,471
Printing	63,184
Audit	49,200
Legal	39,531
Directors’ fees	6,791
Miscellaneous	22,132

Total expenses before expenses on securities sold short	15,683,283
Interest expense	335,389
Dividend expense on securities sold short	616,872
Broker fee	62,978

Total expenses	16,698,522
Less: expenses waived by the Distributor (see Note C)	(117,103)
Less: expenses waived and/or reimbursed by the Adviser (see Note B)	(4,239)

Net expenses		16,577,180

Net investment loss		(6,083,908)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		46,550,119
Securities sold short		(5,071,816)
Futures		(101,775)
Foreign currency transactions		13,948
Net change in unrealized appreciation/depreciation of:
Investments		28,143,379
Securities sold short		(859,445)
Futures		(135,818)
Foreign currency denominated assets and liabilities		(899)

Net gain on investment and foreign currency transactions		68,537,693

Net Increase in Net Assets from Operations		$62,453,785

See notes to financial statements.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(6,083,908)	$(141,661)
Net realized gain on investment and foreign currency transactions	41,390,476	2,253,828
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	27,147,217	59,012

Net increase in net assets from operations	62,453,785	2,171,179
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(2,681,500)	– 0	–
Class C	(914,791)	– 0	–
Advisor Class	(4,565,404)	– 0	–
Class R	(931)	– 0	–
Class K	(165)	– 0	–
Class I	(255,168)	– 0	–
Capital Stock Transactions
Net increase	1,374,699,191	77,267,479

Total increase	1,428,735,017	79,438,658
Net Assets
Beginning of period	79,438,658	– 0	–

End of period (including accumulated net investment loss of ($92,179) and ($22,356), respectively)	$1,508,173,675	$79,438,658

(a)	Commencement of operations.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of nine portfolios: AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global, AllianceBernstein International Discovery Equity Portfolio, AllianceBernstein Emerging Markets Multi-Asset Portfolio, AllianceBernstein Select US Equity Portfolio, AllianceBernstein Dynamic All Market Fund Portfolio, AllianceBernstein Select US Long/Short Portfolio and AllianceBernstein Concentrated Growth Fund (the “Portfolios”). The AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Market Neutral Strategy—U.S., AllianceBernstein Market Neutral Strategy—Global and AllianceBernstein International Discovery Equity Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. AllianceBernstein Select US Long/Short Portfolio commenced operations on December 12, 2012. AllianceBernstein Concentrated Growth Fund commenced operations on February 28, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Select US Long/Short Portfolio (the “Fund”). The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares are not currently being offered. As of June 30, 2014, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class K shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

22	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2014:

Investments in Securities:	Level 1	Level 2			Level 3			Total
Assets:
Common Stocks:
Financials	$176,469,110	$	– 0	–	$	– 0	–	$176,469,110
Consumer Discretionary	170,960,831		3,217,610			– 0	–	174,178,441
Health Care	123,316,701		– 0	–		– 0	–	123,316,701
Information Technology	120,746,197		– 0	–		– 0	–	120,746,197

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	23

Notes to Financial Statements

Investments in Securities:	Level 1	Level 2	Level 3	Total
Consumer Staples	$70,912,089	$	– 0	–	$	– 0	–	$70,912,089
Industrials	68,561,622	– 0	–	– 0	–	68,561,622
Energy	66,206,171	– 0	–	– 0	–	66,206,171
Materials	24,382,406	– 0	–	– 0	–	24,382,406
Telecommunication Services	20,259,271	– 0	–	– 0	–	20,259,271
Investment Companies	29,068,208	– 0	–	– 0	–	29,068,208
Short-Term Investments	723,191,837	– 0	–	– 0	–	723,191,837
Liabilities:
Investment Companies	(73,926,274)	– 0	–	– 0	–	(73,926,274)
Common Stocks:
Information Technology	(18,216,367)	(1,793,110)	– 0	–	(20,009,477)
Consumer Discretionary	(15,764,999)	– 0	–	– 0	–	(15,764,999)
Materials	(4,386,278)	– 0	–	– 0	–	(4,386,278)
Energy	(2,739,806)	– 0	–	– 0	–	(2,739,806)

Total Investments in Securities	1,479,040,719	1,424,500	– 0	–	1,480,465,219
Other Financial Instruments*:
Assets	– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Futures	(135,818)	– 0	–	– 0	–	(135,818	)#

Total^	$1,478,904,901	$1,424,500	$	– 0	–	$1,480,329,401

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a

24	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	25

Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $175,196 were deferred and amortized on a straight line basis over a one year period starting from December 12, 2012 (commencement of the Fund’s operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.70% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.25%, 2.95%, 1.95%, 2.45%, 2.20% and 1.95%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Fund until December 12, 2015. No repayment will be made

26	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before December 12, 2013. This fee waiver and/or expense reimbursement agreement may not be terminated before December 12, 2015. For the year ended June 30, 2014, such waiver/reimbursement amounted to $4,239.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended June 30, 2014, the reimbursement for such services amounted to $70,471.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $159,273 for the year ended June 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $142,804 from the sale of Class A shares and received $279 and $19,178 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the year ended June 30, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended June 30, 2014 is as follows:

Market Value June 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2014 (000)	Dividend Income (000)
$ 24,684	$1,702,680	$1,004,172	$723,192	$221

Brokerage commissions paid on investment transactions for the year ended June 30, 2014 amounted to $2,692,126, of which $41,157 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	27

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,135,601, $241 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

For the year ended June 30, 2014, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $117,103 for Class A shares, limiting the effective annual rate to .25%.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2014, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 3,511,400,093	$2,768,950,449	$860,341,256	$753,120,956

During the year ended June 30, 2014, there were no purchases or sales of U.S. Government Securities.

28	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$ 1,583,587,036	$30,710,442	$(17,005,425)	$13,705,017	$(4,991,317)	(a)	$8,713,700

(a)	Gross unrealized appreciation was $184,341 and gross unrealized depreciation was $(5,175,658), resulting in net unrealized depreciation of $(4,991,317).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	29

Notes to Financial Statements

During the year ended June 30, 2014, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction.

At June 30, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts			Receivable/Payable for variation margin on futures	$135,818	*

Total				$135,818

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

30	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended June 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(101,775)	$(135,818)

Total		$(101,775)	$(135,818)

The following table represents the volume of the Fund’s derivative transactions during the year ended June 30, 2014:

Futures:
Average original value of sale contracts	$7,886,967	(a)

(a)	Positions were open for less than one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of June 30, 2014:

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged		Securities Collateral Pledged			Net Amount of Derivatives Liabilities

Exchange-Traded Morgan Stanley & Co. LLC	$ 77,992	$	– 0	–	$(77,992	)*	$	– 0	–	$	– 0	–

Total	$77,992	$	– 0	–	$(77,992)		$	– 0	–	$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives,

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	31

Notes to Financial Statements

including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013		Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Class A
Shares sold	41,039,439	2,288,399		$481,747,860	$25,170,097

Shares issued in reinvestment of distributions	190,990	– 0	–	2,244,130	– 0	–

Shares redeemed	(3,833,532)	(19,744)		(45,506,945)	(217,085)

Net increase	37,396,897	2,268,655		$438,485,045	$24,953,012

Class C
Shares sold	15,258,312	358,241		$177,932,996	$3,907,138

Shares issued in reinvestment of distributions	70,347	– 0	–	820,954	– 0	–

Shares redeemed	(491,001)	(5,760)		(5,768,743)	(62,897)

Net increase	14,837,658	352,481		$172,985,207	$3,844,241

32	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

	Shares				Amount
	Year Ended June 30, 2014		December 12, 2012(a) to June 30, 2013		Year Ended June 30, 2014			December 12, 2012(a) to June 30, 2013
Advisor Class
Shares sold	73,631,937		2,151,646			$865,673,993		$23,518,685

Shares issued in reinvestment of distributions	329,670		– 0	–		3,883,514		– 0	–

Shares redeemed	(9,463,079)		(6,259)			(112,195,645)		(68,465)

Net increase	64,498,528		2,145,387			$757,361,862		$23,450,220

Class R
Shares sold	9,914		5,630			$117,432		$60,002

Shares issued in reinvestment of distributions	65		– 0	–		765		– 0	–

Shares redeemed	(5,620)		– 0	–		(66,375)		– 0	–

Net increase	4,359		5,630			$51,822		$60,002

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,002

Net increase	– 0	–	1,000		$	– 0	–	$10,002

Class I
Shares sold	3,368,352		2,495,000			$39,836,635		$24,950,002

Shares issued in reinvestment of distributions	13,922		– 0	–		163,994		– 0	–

Shares redeemed	(3,038,443)		– 0	–		(34,185,374)		– 0	–

Net increase	343,831		2,495,000			$5,815,255		$24,950,002

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Short Sales Risk and Leverage Risk—The Fund may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited since it is based on the increase in value of the security sold short by the Fund. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the long position, since its value cannot fall below zero. Short selling may be used as a form of leverage which may lead to higher volatility of the Fund’s NAV or greater losses for the Fund.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	33

Notes to Financial Statements

Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Diversification Risk— The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2014. As of July 10, 2014, the maximum commitment of the Facility was increased to $280 million.

34	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended June 30, 2014 and the fiscal period ended June 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$8,417,959	$	– 0	–

Total taxable distributions paid	$8,417,959	$	– 0	–

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$48,201,609
Accumulated capital and other losses	(592,972	)(a)
Unrealized appreciation/(depreciation)	8,712,783	(b)

Total accumulated earnings/(deficit)	$56,321,420	(c)

(a)	As of June 30, 2014, the Fund had deferred losses on unsettled short sales of $592,972.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2014, the Fund did not have any capital loss carryforwards.

During the fiscal year, permanent differences primarily due to foreign currency reclassifications, the reclassification of a net operating loss and a dividend redesignation resulted in a net decrease in accumulated net investment loss and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.92	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)	(.04	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.47	.96

Net increase in net asset value from operations	1.37	.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 12.12	$ 10.92

Total Return
Total investment return based on net asset value(e)	12.55%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$480,571	$24,783
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.31%	2.34	%^
Expenses, before waivers/reimbursements(f)	2.36%	3.41	%^
Net investment loss(c)	(.88)%	(.94	)%(d)^
Portfolio turnover rate (excluding securities sold short)	581%	282%
Portfolio turnover rate (including securities sold short)	673%	321%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.88	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.19)	(.05	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.47	.93

Net increase in net asset value from operations	1.28	.88

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 11.99	$ 10.88

Total Return
Total investment return based on net asset value(e)	11.76%	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182,059	$3,836
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	3.06%	3.06	%^
Expenses, before waivers/reimbursements(f)	3.06%	3.53	%^
Net investment loss	(1.64)%	(1.62	)%(d)^
Portfolio turnover rate (excluding securities sold short)	581%	282%
Portfolio turnover rate (including securities sold short)	673%	321%

See footnote summary on page 42

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.94	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.07)	(.02	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.47	.96

Net increase in net asset value from operations	1.40	.94

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 12.17	$ 10.94

Total Return
Total investment return based on net asset value(e)	12.80%	9.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$810,892	$23,466
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.06%	2.05	%^
Expenses, before waivers/reimbursements(f)	2.06%	2.90	%^
Net investment loss	(.63)%	(.60	)%(d)^
Portfolio turnover rate (excluding securities sold short)	581%	282%
Portfolio turnover rate (including securities sold short)	673%	321%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.91	$ 10.00

Income From Investment Operations
Net investment loss(b)	(.13)	(.05	)(d)
Net realized and unrealized gain on investment and foreign currency transactions	1.46	.96

Net increase in net asset value from operations	1.33	.91

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$12.07	$10.91

Total Return
Total investment return based on net asset value(e)	12.19%	9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121	$61
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.56%	2.52	%^
Expenses, before waivers/reimbursements(f)	2.56%	4.30	%^
Net investment loss	(1.12)%	(1.06	)%(d)^
Portfolio turnover rate (excluding securities sold short)	581%	282%
Portfolio turnover rate (including securities sold short)	673%	321%

See footnote summary on page 42.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.92	$ 10.00

Income From Investment Operations
Net investment loss(b)(d)	(.12)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	1.48	.98

Net increase in net asset value from operations	1.36	.92

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 12.11	$ 10.92

Total Return
Total investment return based on net asset value(e)	12.46%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.31%	2.28	%^
Expenses, before waivers/reimbursements(f)	2.33%	4.59	%^
Net investment loss(d)	(.99)%	(.95	)%^
Portfolio turnover rate (excluding securities sold short)	581%	282%
Portfolio turnover rate (including securities sold short)	673%	321%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013

Net asset value, beginning of period	$ 10.93	$ 10.00

Income From Investment Operations
Net investment loss(b)(d)	(.08)	(.04)
Net realized and unrealized gain on investment and foreign currency transactions	1.48	.97

Net increase in net asset value from operations	1.40	.93

Less: Distributions
Distributions from net realized gain on investment transactions	(.17)	– 0	–

Net asset value, end of period	$ 12.16	$ 10.93

Total Return
Total investment return based on net asset value(e)	12.81%	9.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,519	$27,282
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.07%	2.02	%^
Expenses, before waivers/reimbursements(f)	2.09%	4.32	%^
Net investment loss(d)	(.71)%	(.70	)%^
Portfolio turnover rate (excluding securities sold short)	581%	282%
Portfolio turnover rate (including securities sold short)	673%	321%

See footnote summary on page 42.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	41

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Distributor.

(d)	Net of fees and expenses waived/reimbursed by the Adviser.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios presented below exclude interest expenses and expenses on securities sold short:

	Year Ended June 30, 2014	December 12, 2012(a) to June 30, 2013
Class A
Net of waivers/reimbursements	2.17%	2.25	%^
Before waivers/reimbursements	2.22%	3.32	%^
Class C
Net of waivers/reimbursements	2.92%	2.95	%^
Before waivers/reimbursements	2.92%	3.42	%^
Advisor Class
Net of waivers/reimbursements	1.92%	1.95	%^
Before waivers/reimbursements	1.92%	2.80	%^
Class R
Net of waivers/reimbursements	2.44%	2.45	%^
Before waivers/reimbursements	2.44%	4.23	%^
Class K
Net of waivers/reimbursements	2.19%	2.20	%^
Before waivers/reimbursements	2.22%	4.52	%^
Class I
Net of waivers/reimbursements	1.95%	1.95	%^
Before waivers/reimbursements	1.97%	4.24	%^

^	Annualized.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Select US Long/Short Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Select US Long/Short Portfolio (one of the portfolios constituting the AllianceBernstein Cap Fund, Inc. (the “Fund”)), as of June 30, 2014, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year in the period then ended and the period December 12, 2012 (commencement of operations) to June 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Select US Long/Short Portfolio (one of the portfolios constituting AllianceBernstein Cap Fund, Inc.) at June 30, 2014, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended, and the period December 12, 2012 (commencement of operations) to June 30, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2014

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	43

Report of Independent Registered Public Accounting Firm

FEDERAL TAX INFORMATION

(Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended June 30, 2014. For corporate shareholders, 7.12% of dividends paid qualify for the dividends received deduction.

For the taxable year ended June 30, 2014, the Fund designates $3,988,591 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

44	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Federal Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Kurt A. Feuerman(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. Kurt A. Feuerman.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	45

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2012)	Senior Vice President of the Adviser and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

46	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Chairman of the Board Marshall C. Turner, Jr., # 72 (2012)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investing experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein Funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and Chairman of the Independent Directors Committees of such Funds since February 2014.	103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, # 72 (2012)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	47

Management of the Fund

MANAGEMENT OF THE FUND

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 70 (2012)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., #, 81 (2012)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committees of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

48	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 78 (2012)	Chairman of the Board of SRC Computers Inc., (semi-conductors) with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, # 66 (2012)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman at the Governance and Nominating Committees of the Funds since August 2014.	103	None

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	49

Management of the Fund

MANAGEMENT OF THE FUND

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 62 (2012)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee

Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.

		103	None

50	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELVEANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 75 (2012)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the Funds from 2007 until August 2014.	103	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person”, as defined in the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	51

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below:

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith, Jr. 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P., since prior to March 2003.

Kurt A. Feuerman 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since June 2011. Prior thereto, he was a senior managing director and senior trader of Caxton Associates LP, since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2009.

Phyllis J. Clarke, 53	Controller	Vice President of ABIS**, with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-(800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

52	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Management of the Fund

Information Regarding the Review and Approval of the Portfolio’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Cap Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Select US Long/Short Portfolio (the “Portfolio”) at a meeting held on May 5-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	53

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They also noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Portfolio by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (December 2011 inception) was not profitable to it in 2012. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2013 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients,

54	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

including the Portfolio); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares; transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Standard & Poor’s 500 Index (the “Index”), in each case for the 1-year period ended February 28, 2014, and (in the case of comparisons with the Index) the period since inception (December 2012 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1-year period, and that it lagged the Index in the 1-year period and the period since inception. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 170 basis points was higher than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 0.284% had been waived by the Adviser.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had no breakpoints and had a performance incentive component. The application of the institutional fee schedule to the Portfolio’s net assets (and assuming no performance incentive payment) would result in a fee rate lower than the rate being paid under the Portfolio’s Advisory Agreement. The directors

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	55

noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Portfolio invests in shares of exchange-traded funds (“ETFs”). The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Portfolio would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s total expense ratio, reflecting an expense limitation agreement, was higher than the Expense Group and the Expense Universe medians. After discussing with the Adviser the reasons for the Portfilio’s expense ratio, the directors concluded that the Portfolio’s expense ratio was acceptable.

56	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	57

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Cap Fund, Inc. (the “Fund”), in respect of AllianceBernstein Select US Long/Short Portfolio (the “Portfolio”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

58	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. Also shown are the Portfolio’s net assets on March 31, 2014.

Portfolio	March 31, 2014 Net Assets ($MM)	Advisory Fee Schedule
Select US Long/Short Portfolio	$1,211.7	1.70% of average daily net assets

The Portfolio’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $54,736 (0.284% of the Portfolio’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser three full fiscal years after the Portfolio’s commencement of operations. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:4

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5]		Fiscal Year End
Select US Long/Short Portfolio[6]	Advisor Class A Class C Class R Class K Class I	1.95 2.25 2.95 2.45 2.20 1.95	% % % % % %	2.09 2.41 3.09 2.73 2.46 2.39	% % % % % %	June 30 (ratios as of December 31, 2013)

3	Jones v. Harris at 1427.
4	Semi-annual total expense ratios are unaudited.
5	Annualized

6	The Fund’s current fiscal year exposure to ETFs is 7.69% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holdings is 0.0062%.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	59

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Portfolio counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

60	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio based on March 31, 2014 net assets.8

Portfolio	Net Assets 3/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Select US Long/Short Portfolio	$1,211.7	Select US Equity Long/Short 1.00% plus 20% of returns subject to a high water mark Minimum account size: $100m	4.360%[9]	1.700%

The Adviser manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges Select Absolute Alpha Portfolio, a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee[10]
Select US Long/Short Portfolio	Select Absolute Alpha Portfolio
	Class A	1.80% plus 20% of the excess return subject to high watermark[11]

	Class I	1.00% plus 20% of the excess return subject to high watermark[11]

The Adviser represented that it does not provide sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	The fee shown reflects actual 2013 data provided by the Adviser, of which 0.93% is attributable to the base fee and 3.43% in performance incentive fee.

10	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

11	During Select Absolute Alpha’s most recent semi-annual period, Class A and Class I shares of the Luxembourg fund paid the Adviser 2.89% and 3.00% in incentive fees , in addition to the 1.80% and 1.00% base fee, respectively for each share class.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	61

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)13 and the Portfolio’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[15]	Lipper EG Median (%)	Lipper EG Rank
Select US Long/Short Portfolio	1.700	1.257	13/15

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.
13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.
14	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.
15	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

62	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Portfolio.16 Set forth below is Lipper’s comparison of the Portfolio’s total expense ratio and the median of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown.

Portfolio	Total Exp. Ratio (%)[17]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Select US Long/Short Portfolio	2.250	1.890	12/15	1.886	26/31

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was positive during calendar year 2013.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	63

reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $2,826, $10,031 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $9,037 in net fees from the Portfolio during the Portfolio’s most recently completed fiscal year.

The Portfolio effected brokerage transactions and paid commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

64	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	65

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 year performance return and rankings21 of the Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the period ended February 28, 2014.23

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	16.69	13.41	12.63	5/14	10/40

Set forth below are the 1 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

21	The performance returns and rankings of the Portfolio are for the Portfolio’s Class A shares. The performance returns of the Portfolio were provided by Lipper.

22	The Portfolio’s PG/PU is not identical to the Portfolio’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for periods through February 28, 2014.

26	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

66	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

			Volatility (%)	Sharpe (%)
Select US Long/Short Portfolio	16.69	17.47	5.97	2.51	1
S&P 500 Index	25.37	26.81	9.67	2.30	1
Inception Date: December 8, 2011

CONCLUSION:

Based on the factors discussed above, the Senior Officer noted the Portfolio’s lack of breakpoints in its advisory fee schedule as well as the Portfolio’s high advisory fees and total expenses. The Senior Officer recommended that the Directors consider discussing with the Adviser the addition of breakpoints to the Portfolio’s advisory fee schedule and plans to reduce Portfolio’s advisory fee and/or total expenses. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2014

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO •	67

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

68	• ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SULS-0151-0614

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB International Discovery Equity Portfolio	2013	$30,500	$—	$19,760
	2014	$46,551	$—	$20,960
AB Select US Equity	2013	$27,493	$—	$13,302
	2014	$30,067	$—	$12,861
AB Select US Long/Short	2013	$22,875	$—	$7,205
	2014	$34,035	$—	$5,839
AB Concentrated Growth	2013	$—	$—	$—
	2014	$15,000	$—	$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Discovery Equity Portfolio	2013	$439,431	$19,760
			$—
			$(19,760)
	2014	$466,961	$20,959
			$—
			$(20,959)
AB Select US Equity	2013	$432,973	$13,302
			$—
			$(13,302)
	2014	$458,863	$12,861
			$—
			$(12,861)
AB Select US Long/Short	2013	$426,877	$7,205
			$—
			$(7,205)
	2014	$451,841	$5,839
			$—
			$(5,839)
AB Concentrated Growth	2013	$—	$—
			$—
			$—
	2014	$446,002	$—
			$—
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	August 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 22, 2014